                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
    12


                               DRKOOP.COM, INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                               DRKOOP.COM, INC.
                           7000 N. MOPAC, SUITE 400
                              AUSTIN, TEXAS 78731

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 13, 2000

                               ----------------

TO OUR STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of drkoop.com, Inc. will be held at the Fairmont Miramar, 101 Wilshire Boulevard, Santa Monica, California 90401, on December 13, 2000 at 9:00 a.m. Pacific time, for the following purposes:

  . to elect three Class I directors to serve for a term ending on the annual meeting to be held in 2003 or until the election and qualification of their respective successors;

  . to approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 500,000,000 shares;

  . to approve an amendment to our 1999 Equity Participation Plan to increase the number of shares of common stock that may be issued under the plan from 3,750,000 shares to 5,250,000 shares;

  . to approve a 2000 Equity Participation Plan to allow for directors, employees and consultants to be granted options to acquire shares of common stock; and

  . to transact any other business, if any, which is properly brought before the meeting or any adjournment or postponement thereof.

   Please refer to the attached proxy statement, which forms a part of this notice and is incorporated herein by this reference, for further information with respect to the business to be transacted at the annual meeting.

   Stockholders of record at the close of business on November 7, 2000 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. The list of stockholders will be available for examination for ten days prior to the annual meeting at the offices of drkoop.com, Inc., 7000 N. Mopac, Suite 400, Austin, Texas 78731. All stockholders are cordially invited to attend the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Richard M. Rosenblatt

                                          Richard M. Rosenblatt
                                          Chief Executive Officer and
                                          Assistant Secretary

Austin, Texas
November 20, 2000

                               DRKOOP.COM, INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                               December 13, 2000

                               ----------------

                                 INTRODUCTION

General

   This proxy statement is furnished to our stockholders in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held at the Fairmont Miramar, 101 Wilshire Boulevard, Santa Monica, California 90401, on Wednesday, December 13, 2000 at 9:00 a.m. Pacific time, for the following purposes:

  . to elect three Class I directors to serve for a term ending on the annual meeting to be held in 2003 or until the election and qualification of their respective successors;

  . to approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 500,000,000 shares;

  . to approve an amendment to our 1999 Equity Participation Plan to increase the number of shares of common stock that may be issued under the plan from 3,750,000 shares to 5,250,000 shares;

  . to approve a 2000 Equity Participation Plan to allow for directors, employees and consultants to be granted options to acquire shares of common stock; and

  . to transact any other business, if any, which is properly brought before the meeting or any adjournment or postponement thereof.

   This proxy statement and accompanying proxy card will be first mailed to stockholders on or about November 20, 2000.

   This solicitation is made on behalf of our Board of Directors and we will pay the costs of solicitation. Our directors, officers and employees may also solicit proxies by telephone, telegraph, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to our stockholders. We have retained American Stock Transfer & Trust Company to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions.

   Our principal executive offices are located at 7000 N. Mopac, Suite 400, Austin, Texas 78731, telephone (512) 583-5667.

Shares Entitled to Vote and Required Vote

   Our outstanding common stock and Series D 8% Convertible Preferred Stock, which we refer to as "preferred stock," constitute the only classes of securities entitled to notice of, or to vote at, the meeting. Stockholders of record of the common stock and of the preferred stock at the close of business on November 7, 2000 are entitled to notice of, and to vote at, the meeting. On that date, there were 39,589,902 shares of our common stock and 2,750,000 shares of preferred stock issued and outstanding. Each share of common stock entitles the holder to one vote on each matter which may come before a meeting of the stockholders. Each share of preferred stock entitles the holder to
28.57 votes per share of preferred stock, equivalent to one vote per share of common stock issuable upon conversion of the preferred stock on each matter which may come before a meeting of the stockholders. The presence at the meeting, in person or by proxy, of a majority of the shares of common stock and preferred stock, as converted, issued and outstanding on November 7, 2000 will constitute a quorum.

Voting Procedures

   A proxy card is enclosed for your use. We ask that you sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if you mail it in the United States.

   You have choices on each of the matters to be voted upon at the meeting. Concerning the election of the directors, by checking the appropriate box on your proxy card you may:

  .  vote for the director nominees; or

  .  withhold authority to vote for some or all of the director nominees.

   Concerning the approval of the amendment to our Restated Certificate of Incorporation, you may:

  .  approve the amendment;

  .  disapprove the amendment; or

  .  abstain from voting for or against the amendment.

   Concerning the approval of the Amendment to the 1999 Equity Participation Plan, which we refer to as the "1999 Plan," you may:

  .  approve the amendment;

  .  disapprove the amendment; or

  .  abstain from voting for or against the amendment.

   Concerning the approval of the 2000 Equity Participation Plan, which we refer to as the "2000 Plan," you may:

  .  approve the 2000 Plan;

  .  disapprove the 2000 Plan; or

  .  abstain from voting for or against the 2000 Plan.

   Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the meeting FOR (1) the election of the director nominees listed in Proposal No. 1, (2) the amendment to the Restated Certificate of Incorporation, (3) the amendment to the 1999 Plan, and (4) the 2000 Plan. With respect to any other business which may properly come before the meeting and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

   Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of a director. Approval of the amendment to the Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock and preferred stock, as converted, entitled to vote at the meeting. Approval of the amendment to the 1999 Plan and the 2000 Plan requires the affirmative vote of a majority of the outstanding shares represented at and entitled to vote at the meeting.

   Stockholders of record may vote by either completing and returning the enclosed proxy card prior to the meeting, voting in person at the meeting, or submitting a signed proxy card at the meeting.

   YOUR VOTE IS IMPORTANT. ACCORDINGLY, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

   You may revoke your proxy at any time before it is actually voted at the meeting by:

  . delivering written notice of revocation to our Corporate Secretary at 7000 N. Mopac, Suite 400, Austin, Texas 78731;

  .  submitting a later dated proxy; or

  .  attending the meeting and voting in person.

   Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person such as a stock brokerage firm or bank, that person must vote the shares as the record holder. Accordingly, a beneficial holder must provide voting instructions to the appropriate record holder.

   All votes cast at the meeting will be tabulated by the persons appointed by us to act as inspectors of election for the meeting.

                                PROPOSAL NO. 1:

                  ELECTION OF NOMINEES TO BOARD OF DIRECTORS

General Information

   Our directors are assigned to either Class I, Class II or Class III (each as described below) and hold office until their resignation or removal and until their successors are duly elected and qualified at the next applicable annual meeting. The term of our directors currently assigned to Class I ends on the date of our 2000 annual meeting. Our directors assigned to Class II serve for an initial term ending on the date of our second annual meeting next following April 1, 1999, and our directors assigned to Class III serve for an initial term ending on the date of our third annual meeting next following April 1, 1999. Thereafter, each director shall serve for a term ending on the date of our third annual meeting following the annual meeting at which such director was elected. There are currently a total of two Class I directors, three Class II directors and three Class III directors.

   The current directors are Dr. C. Everett Koop, Richard M. Rosenblatt, Donald W. Hackett, Edwin M. Cooperman, Marshall S. Geller, Scott J. Hyten, George A. Vandeman and Joseph P. Wynne. Messrs. Vandeman and Hyten were assigned to Class I, Messrs. Cooperman, Geller and Wynne were assigned to Class II, and Messrs. Koop, Rosenblatt and Hackett were assigned to Class III. Our Board of Directors has approved an amendment to our Restated Bylaws increasing the number of directors from eight to nine, and assigning the new director seat to Class I. In addition, in accordance with Article VIII of the Restated Certificate of Incorporation, the appointments of the Class I directors (currently, Messrs. Vandeman and Hyten) will expire at the annual meeting. As a consequence of the increase in the number of directors and the expiration of the appointments of the Class I directors, three Class I directors will be elected at our annual meeting. Messrs. Vandeman and Hyten are eligible to stand for re-election and have been nominated by the Board of Directors to do so. In addition, the Board of Directors has nominated Edward
A. Cespedes, our President, to also serve as a Class I director. Proxies cannot be voted for more persons than those named below.

   Each nominee for director has indicated his willingness to serve if elected. Proxies received by us will be voted for the nominees. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the proxy holders will vote the proxies for any substitute nominee we may designate.

  . The following table sets forth information with respect to the three persons nominated for election at the meeting.

   Nominees for Director                           Age Position  Director Since
   ---------------------                           --- --------  --------------
   Scott J. Hyten................................. 39  Director       2000
   George A. Vandeman............................. 60  Director       2000
   Edward A. Cespedes............................. 34  President

   The principal occupations and positions for the past five years, and in some cases prior years, of the nominees for director named above are as follows:

   Scott J. Hyten. Mr. Hyten has been a managing partner of Interfase Capital since 1999. In 1998, Mr. Hyten briefly served as President of ActionSystems. Between 1996 and 1998, Mr. Hyten was Senior Vice President for Computer Sciences Corporation, managing the Financial Services markets in the United States, Europe and the Pacific for all transactions in excess of $25 million. From 1992 to 1996, Mr. Hyten was employed at the Continuum Company where he founded the Company's outsourcing and services practices in the United States, Europe and the Pacific. The Continuum Company was sold to Computer Sciences Corporation in 1996.

   George A. Vandeman. Mr. Vandeman has been the principal of Vandeman & Co., L.L.C., a private investment firm, since August 2000. From June 1995 through February 2000, Mr. Vandeman served as Senior Vice President and General Counsel of Amgen Inc., a global biotechnology company. In addition, from June 1998 through July 2000, Mr. Vandeman served as Senior Vice President, Corporate Development of Amgen.

Prior to June 1995, Mr. Vandeman was a partner at Latham & Watkins, where he served as chairman of the firm's national Mergers and Acquisition Group.

   Edward A. Cespedes. Mr. Cespedes was elected our President on August 22, 2000. Since May 2000, Mr. Cespedes has served as Vice Chairman and Managing Director of Prime Ventures, LLC and is a member of Prime Ventures' Management Committee. Mr. Cespedes serves on the board of directors of several companies in which Prime Ventures holds equity interests. From 1996 to 2000, Mr. Cespedes was a Managing Director of Dancing Bear Investments where his responsibilities included venture capital investments, mergers, acquisitions, and finance. Concurrent with his position at Dancing Bear Investments from 1998 to 2000, Mr. Cespedes also served as the vice president for corporate development for theglobe.com, where he had primary responsibility for all mergers, acquisitions and capital markets activities. Mr. Cespedes has been a director of theglobe.com since 1997. In 1996, prior to joining Dancing Bear Investments, Mr. Cespedes was the director of corporate finance for Alamo Rent A Car. From 1988 to 1996, Mr. Cespedes worked in the Investment Banking Division of JP Morgan & Company, where he focused on mergers and acquisitions. Mr. Cespedes is also the chairman and founder of the Columbia University Hamilton Associates.

   Each member of our Board of Directors who is not a full-time employee, other than Dr. C. Everett Koop, is paid $1,500 for attendance at each board meeting and $750 for attendance at each meeting of a committee of the Board of Directors, and all directors are reimbursed for reasonable out-of-pocket expenses arising from their attendance at any meetings. The 1999 Equity Participation Plan provides for the grant of options to non-employee directors:

  . upon being elected to the Board of Directors, each non-employee director is granted an option to purchase 37,500 shares of our common stock; and

  . after each annual meeting, each non-employee director, other than Dr. C. Everett Koop so long as he receives compensation under his consulting agreement, is granted an option to purchase 12,500 shares of our common stock, provided that such non-employee director remains a member of the Board of Directors immediately following the annual meeting; provided, further that no such subsequent annual grant will be made if the director was initially appointed within 90 days of the annual meeting.

   All options granted to non-employee directors vest in three equal annual installments and have a per share exercise price equal to the fair market value of a share of our common stock on the date of the grant.

Committees of the Board of Directors and Other Board Information

   Our Board of Directors has two standing committees, the audit committee and the compensation committee. We do not have a nominating committee. We are in compliance with the audit committee charter requirements of the Nasdaq National Market. The audit committee has responsibility for reviewing and making recommendations regarding our employment of independent accountants, the annual audit of our financial statements, and our internal controls, accounting practices and policies. The members of the audit committee were Jeffrey C. Ballowe, G. Carl Everett, Jr., Dr. Nancy Snyderman and John Zaccaro until Mr. Ballowe and Mr. Everett resigned in June 2000 and Dr. Snyderman and Mr. Zaccaro resigned in August 2000.

   The compensation committee has responsibility for determining the nature and amount of compensation for our management and for administering our employee benefit plans. The members of the compensation committee were Dr. Snyderman and Mr. Zaccaro until their resignation in August 2000.

   Messrs. Cooperman, Hyten and Vandeman have been designated as the new members of the audit and compensation committees. To our knowledge, each of Messrs. Cooperman, Hyten and Vandeman meets the independence requirements of the Nasdaq National Market applicable to audit committee members.

   During the fiscal year ended December 31, 1999, the audit committee, the compensation committee and the Board of Directors each met several times. Each director attended at least 75% of the total number of such meetings of the Board of Directors during the time that such person was a member of the Board of Directors.

Limitation of Liability and Indemnification Matters

   Our Restated Certificate of Incorporation provides that a director will not be personally liable to us or our stockholders for monetary damages for any actions or inactions taken by them as directors, except in certain cases where liability is mandated by the Delaware General Corporation Law. The provision has no effect on any non-monetary remedies that may be available to us or our stockholders, nor does it relieve us or our directors from compliance with federal or state securities laws.

   Our Amended and Restated Bylaws generally provide that we shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is a director or officer, and at the discretion of the Board of Directors may indemnify any person who is such a party or threatened to be made such a party by reason of the fact that he is or was an employee or agent or is or was serving at our request as a director, officer, employee or agent of another entity, against, to the full extent permitted by law, expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually incurred by him in connection with the proceeding. We have entered into agreements to provide indemnification for our directors and some of our officers in addition to the indemnification provided for in the Amended and Restated Bylaws. These agreements, among other things, will indemnify our directors and officers for some of the expenses (including attorney's fees), and all losses, claims, liabilities, judgments, fines and settlement amounts incurred by the specific officer or director arising out of or in connection with his service as one of our directors or officers to the fullest extent permitted by applicable law.

Section 16(A) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all of these forms which they file.

   Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 1999 and during the current fiscal year, all filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met, except that Mr. Helppie (a former director) filed a Form 3 late failing to report one transaction on a timely basis, and Dr. Koop, Mr. Blair (a former director), Mr. Everett (a former director), Ms. Georgen-Saad (a former executive officer), Dr. Snyderman (a former director) and Mr. Helppie (a former director) each filed a Form 4 late in each instance failing to report one transaction on a timely basis.

                       THE BOARD OF DIRECTORS RECOMMENDS
                           A VOTE FOR THE DIRECTORS
                         NOMINATED IN PROPOSAL NO. 1.

                                PROPOSAL NO. 2:

                                APPROVAL OF THE
                     RESTATED CERTIFICATE OF INCORPORATION

   This Proposal No. 2, if approved, would increase the number of authorized shares of common stock available for issuance under our Restated Certificate of Incorporation. There are currently 100,000,000 shares of our common stock authorized for issuance under our Restated Certificate of Incorporation. Of that number, 39,589,902 shares have already been issued and an additional 78,571,428 are issuable upon conversion of our preferred stock, leaving no shares available for future issuances. The Board of Directors has adopted a resolution to increase the number of shares of common stock authorized for issuance from 100,000,000 shares to 500,000,000 shares. The proposed increase requires an amendment to our Restated Certificate of Incorporation and therefore submission to the stockholders at the annual meeting. Approval of the amendment requires the affirmative vote of a majority of the outstanding shares of common stock and preferred stock, as converted, entitled to vote at the meeting. The proposed amendment does not change any other aspect of our Restated Certificate of Incorporation.

   In August 2000 we completed a $27.5 million financing in which we issued 2,750,000 shares of preferred stock, which shares are presently convertible into 78,571,428 shares of common stock (subject to adjustment for dilutive issuances and other events). In addition, in connection with the financing and certain related transactions, we issued options to purchase 13,371,000 shares of common stock and warrants to purchase 27,278,997 shares of common stock for an exercise price of $0.35 per share. We currently have insufficient shares of common stock authorized for issuance to holders of the preferred stock upon conversion thereof and to holders of such options and warrants upon exercise thereof. In connection with the financing, we agreed to seek stockholder approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, and holders of our preferred stock agreed to vote in favor of such an amendment.

   As described in more detail under the captions "Security Ownership of Certain Beneficial Owners and Management" and "Change of Control," each of Messrs. Rosenblatt, Cespedes, Vandeman, Hyten, Geller and Cooperman, as well as our Chief Financial Officer, Stephen Plutsky, acquired, directly or indirectly, shares of preferred stock, warrants and/or options in connection with our August 2000 financing and, as a result, may have an interest in the approval of the amendment to our Restated Certificate of Incorporation.

   We believe that the Restated Certificate of Incorporation should be amended to increase the number of shares of common stock authorized for issuance in order for us to be in compliance with our obligation to have common stock available for issuance upon conversion of the preferred stock and for us to have sufficient shares of common stock authorized for issuance upon exercise of our outstanding warrants and options. In addition, the increase will enable us to issue common stock in connection with future financings and other transactions.

   Our Board of Directors has deemed the proposed amendment advisable and in our best interests and recommends stockholder approval of the proposed amendment. The purchasers of preferred stock and Dr. C. Everett Koop, M.D. and Donald W. Hackett have each agreed to vote their shares of common stock and preferred stock in favor of this amendment at our annual meeting.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
             APPROVAL OF THE RESTATED CERTIFICATE OF INCORPORATION
                        AS SET FORTH IN PROPOSAL NO. 2.

                                PROPOSAL NO. 3:

                       APPROVAL OF THE AMENDMENT TO THE
                    AMENDED 1999 EQUITY PARTICIPATION PLAN
                       TO INCREASE THE NUMBER OF SHARES
                            AUTHORIZED FOR ISSUANCE

General Description of the 1999 Equity Participation Plan

   Our 1999 Equity Participation Plan was originally adopted by the Board of Directors and approved by the stockholders in May 1999. In August 2000 the Board of Directors approved an amendment to the 1999 Plan to increase the number of shares of common stock that may be issued or sold under the 1999 Plan from 3,750,000 shares to 5,250,000 shares. Under the terms of the 1999 Plan, in order for this amendment to be effective, it must be approved by our stockholders.

   Set forth below is a general description of the 1999 Plan. This description is relevant to the amendment to be considered.

 What Types of Awards May be Granted Under the 1999 Plan?

   The 1999 Plan provides that the Board of Directors or compensation committee may grant or issue to our officers, key employees, consultants and non-employee directors the following, all of which we refer to as "awards": stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock-related benefits or any combination thereof. Each award is set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award as determined by the compensation committee.

 Who Determines Who Receives the Awards and the Terms of the Awards?

   The compensation committee administers the 1999 Plan with respect to grants to our employees or consultants and the full Board of Directors administers the 1999 Plan with respect to non-employee directors. Subject to the terms of the 1999 Plan, the Board of Directors or compensation committee has the authority to select the persons to whom awards are to be made, to determine the number of shares granted and the terms and conditions the award, and to make all other determinations with respect to the administration of the 1999 Plan. Similarly, the Board of Directors has discretion to determine the terms and conditions of director options and to interpret and administer the 1999 Plan with respect to director options. The compensation committee and the Board of Directors are also authorized to adopt, amend and rescind rules relating to the administration of the 1999 Plan.

 Who is on the Compensation Committee?

   The compensation committee consists of at least two members of the Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code. Messrs. Hyten, Vandeman and Cooperman are on our compensation committee.

 How Many Shares Can Someone Receive in One Year?

   The maximum number of shares which may be subject to options or stock appreciation rights granted under the 1999 Plan to any individual in any calendar year presently cannot exceed 1,250,000.

 What Does a Grantee Have to Agree to in Order to Receive an Award?

   Generally, in addition to the payment of any purchase price as consideration for the issuance of an award, at our request, the grantee must agree to remain employed by us or continue to consult for us for at least one year after the award is issued.

 How is the 1999 Plan Amended?

   The 1999 Plan may be amended, suspended or terminated at any time by the Board of Directors or the compensation committee. However, the maximum number of shares that may be sold or issued under the 1999 Plan may not be increased without approval of our stockholders.

 Does the 1999 Plan Conform to Federal Securities Laws?

   The 1999 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission under those acts, including Rule 16b-3. The 1999 Plan will be administered, and options will be granted and may be exercised, only in a manner which conforms to these laws, rules and regulations. To the extent permitted by applicable law, the 1999 Plan and options granted under the 1999 Plan shall be deemed amended to the extent necessary to conform to these laws, rules and regulations.

 What are the Federal Tax Consequences of the Awards?

   Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments under the 1999 Plan are taxable under Section 83 of the Internal Revenue Code upon their receipt of common stock or cash with respect to the awards or grants. Subject to Section 162(m), we will be entitled to an income tax deduction with respect to the amounts taxable to these recipients. Since at present we have a significant net operating loss carryforward for federal income tax purposes, we do not expect to receive any current benefit from such a deduction.

   Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxed on their receipt of common stock upon their exercises of incentive stock options if the incentive stock options and option stock are held for minimum holding periods. We are not entitled to income tax deductions with respect to these exercises.

 Where Can I Find a Copy of the Entire 1999 Plan?

   The summary we have included about the 1999 Plan is qualified in its entirety by reference to the 1999 Plan, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 1999 and is incorporated into this proxy statement by reference.

 What Vote is Required to Approve the Amendment to the 1999 Plan?

   Approval of the proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock and preferred stock, as converted, represented at and entitled to vote at the meeting.

Proposal No. 3

   This Proposal No. 3, if approved, would increase the number of shares of common stock available for option grants under the 1999 Plan. There are currently 3,750,000 shares of our common stock authorized for issuance under the 1999 Plan. Of that number, 3,662,133 shares have already been granted, leaving only 87,867 shares available for future grant. This amendment would increase the number of shares of common stock authorized for issuance under the 1999 Plan from 3,750,000 shares to 5,250,000 shares.

   We believe the 1999 Plan should be amended to increase the number of shares authorized for issuance in order to enable us to grant options to provide additional incentives to those non-employee directors, officers, key employees and consultants who have been responsible for our development and financial success and who will help us meet our goals in the future.

   Your ratification of this amendment to the 1999 Plan will enable us to continue our strategy of using stock incentives to secure and retain officers, key employees, consultants and directors of outstanding ability both now and in the future. The attraction and retention of such persons is vital to the success of our business.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
        APPROVAL OF THE AMENDMENT TO THE 1999 EQUITY PARTICIPATION PLAN
           TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
                        AS SET FORTH IN PROPOSAL NO. 3.

                                PROPOSAL NO. 4:

             APPROVAL OF 2000 EQUITY PARTICIPATION PLAN TO PERMIT
          STOCK OPTION GRANTS TO DIRECTORS, EMPLOYEES AND CONSULTANTS

General Description of the 2000 Equity Participation Plan

   Our proposed 2000 Equity Participation Plan (the "2000 Plan") is attached to this proxy statement as Annex A. Stockholders are urged to read the 2000 Plan in its entirety. Set forth below is a general description of the 2000 Plan.

 What Types of Awards may be Granted Under the 2000 Plan?

   The 2000 Plan provides that the compensation committee (or the Board of Directors, in the case of non-employee directors) may grant or issue to our officers, key employees, consultants and directors the following, all of which we refer to as "awards": stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock-related benefits or any combination thereof. Each award is set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award as determined by the compensation committee. Up to 10,000,000 shares may be issued or sold under the 2000 Plan.

 Who Determines Who Receives the Awards and the Terms of the Awards?

   The compensation committee administers the 2000 Plan with respect to grants to our employees or consultants and the full Board of Directors administers the 2000 Plan with respect to non-employee directors. Subject to the terms of the 2000 Plan, the Board of Directors or compensation committee has the authority to select the persons to whom awards are to be made, to determine the number of shares granted and the terms and conditions the award, and to make all other determinations with respect to the administration of the 2000 Plan. Similarly, the Board of Directors has discretion to determine the terms and conditions of director options and to interpret and administer the 2000 Plan with respect to director options. The compensation committee and the Board of Directors are also authorized to adopt, amend and rescind rules relating to the administration of the 2000 Plan.

   The Company expects to make option grants to the non-employee directors listed below in the amounts set forth beside their respective names, subject to stockholder approval of the 2000 Plan. The exercise price for the options granted to Messrs. Cooperman, Geller, Wynne, Vandeman and Hyten will be $0.75 per share. The exercise price for the options granted to Dr. Koop will be the closing price per share on the date the 2000 Plan is approved by the stockholders. Of these options, 25% vest immediately and an additional 25% will vest on the first, second and third anniversaries of September 11, 2000.

                                                                       Number of
     Directors:                                                         Shares:
     ----------                                                        ---------
     C. Everett Koop, M.D............................................. 1,000,000
     Edwin M. Cooperman...............................................   300,000
     Marshall S. Geller...............................................   300,000
     Joseph P. Wynne..................................................   300,000
     George A. Vandeman...............................................   300,000
     Scott J. Hyten...................................................   300,000

 Who is on the Compensation Committee?

   The compensation committee consists of at least two members of the Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code. Messrs. Hyten, Vandeman and Cooperman currently serve on our compensation committee.

 How Many Shares can Someone Receive in One Year?

   The maximum number of shares which may be subject to options or stock appreciation rights granted under the 2000 Plan to any individual in any calendar year presently cannot exceed 1,500,000.

 What Does a Grantee Have to Agree to in Order to Receive an Award?

   Generally, in addition to the payment of any purchase price as consideration for the issuance of an award, at our request, the grantee must agree to remain employed by us or continue to consult for us for at least one year after the award is issued.

 How is the 2000 Plan Amended?

   The 2000 Plan may be amended, suspended or terminated at any time by the Board of Directors or the compensation committee. However, the maximum number of shares that may be sold or issued under the 2000 Plan may not be increased without approval of our stockholders.

 Does the 2000 Plan Conform to Federal Securities Laws?

   The 2000 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission under those acts, including Rule 16b-3. The 2000 Plan will be administered, and options will be granted and may be exercised, only in a manner which conforms to these laws, rules and regulations. To the extent permitted by applicable law, the 2000 Plan and options granted under the 2000 Plan shall be deemed amended to the extent necessary to conform to these laws, rules and regulations.

 What are the Federal Tax Consequences of the Awards?

   Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments under the 2000 Plan are taxable under Section 83 of the Internal Revenue Code upon their receipt of common stock or cash with respect to the awards or grants. Subject to Section 162(m), we will be entitled to an income tax deduction with respect to the amounts taxable to these recipients. Since at present we have a significant net operating loss carryforward for federal income tax purposes, we do not expect to receive any current benefit from such a deduction.

   Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxed on their receipt of common stock upon their exercises of incentive stock options if the incentive stock options and option stock are held for minimum holding periods. We are not entitled to income tax deductions with respect to these exercises.

 Where Can I Find a Copy of the Entire 2000 Plan?

   The summary we have included about the 2000 Plan is qualified in its entirety by reference to the 2000 Plan, which is attached hereto as Annex A.

 What Vote is Required to Approve the 2000 Plan?

   Approval of the proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock and preferred stock, as converted, represented at and entitled to vote at the meeting.

Proposal No. 4

   This Proposal No. 4, if approved, would ratify the Board of Directors' adoption of the 2000 Plan.

   We believe that the 2000 Plan should be adopted in order for drkoop.com, Inc. to be able to grant stock options to officers, key employees, consultants and non-employee directors. The ability to grant stock options would provide us with a valuable tool to help retain new officers, key employees, consultants and directors. In addition, it will enable us to provide additional incentives to those directors, officers, key employees and consultants who have been responsible for our development and financial success and who will help us meet our goals in the future.

   Your ratification of the Board of Directors' adoption of the 2000 Plan will enable us to continue our strategy of using stock incentives to secure and retain officers, key employees, consultants and directors of outstanding ability both now and in the future. The attraction and retention of such persons is vital to the success of our business.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                  APPROVAL OF 2000 EQUITY PARTICIPATION PLAN
                        AS SET FORTH IN PROPOSAL NO. 4.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 7, 2000 by (i) each of the directors and proposed directors; (ii) each named executive officer of the drkoop.com, Inc. (as that term is defined in Item 402(a)(3) of Regulation S-
K); (iii) each person who is known to us to be the beneficial owner of more than five percent of the our common stock based on a review of filings made with the SEC on or before November 7, 2000 and (iv) all of the directors, proposed directors and executive officers as a group. For purposes of determining the percent of class for each beneficial owner, we have used the number of shares of our common stock outstanding as of November 7, 2000, or 39,589,902 shares. Unless otherwise indicated, the address of each named beneficial owner is c/o drkoop.com, Inc., 7000 North Mopac, Suite 400, Austin, Texas 78731. Except as otherwise indicated, to our knowledge the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                          Number of Shares
                                         Beneficially Owned  Percent of Class
                                        -------------------- ----------------
Name and Address of Beneficial owners     Common   Preferred Common Preferred
-------------------------------------   ---------- --------- ------ ---------
C. Everett Koop(2)(19).................  2,610,354      --     6.5%    --
Richard M. Rosenblatt(3)(19)........... 16,180,285  150,000   29.0%    5.5%
Highview Ventures, LLC(3)..............  8,343,285  150,000   17.4%    5.5%
 233 Wilshire Boulevard, Suite 800
 Santa Monica, CA 90401
Prime Ventures, LLC(3).................  6,771,857  100,000   14.6%    3.6%
 233 Wilshire Boulevard, Suite 800
 Santa Monica, CA 90401
Elizabeth Heller(3)....................  6,771,857  100,000   14.6%    3.6%
Donald W. Hackett(4)(19)...............  6,540,584      --    15.9%    --
John F. Zaccaro(5).....................  1,559,324      --     3.8%    --
Nancy L. Snyderman, M.D.(6)............    118,865      --      *      --
Edwin M. Cooperman(7)(19)..............    142,857    5,000     *       *
Marshall S. Geller(8)(19)..............  2,571,428   50,000    6.1%    1.8%
Scott J. Hyten(9)(18)..................  5,714,286  200,000   12.6%    7.3%
George A. Vandeman(10)(18).............    785,714   25,000    1.9%     *
Joseph P. Wynne(11)(19)................     94,794      500     *       *
Commonwealth Associates, L.P.(11)......  3,416,957      --     8.6%    --
 830 Third Avenue
 New York, NY 10022
Commonwealth Associates Management
 Corp.(11).............................  3,416,957      --     8.6%    --
ComVest Venture Partners LP(11)........ 19,071,429  150,000   32.5%    5.5%
ComVest Management LLC(11)............. 19,071,429  150,000   32.5%    5.5%
Michael S. Falk(11).................... 24,621,036  175,000   38.3%    6.4%
Robert Priddy(11)......................  5,714,286  200,000   12.6%    7.3%
RMC Capital, LLC(11)...................  5,714,286  200,000   12.6%    7.3%
 1640 Powers Ferry, Suite 125
 Marietta, Georgia 30067
Edward A. Cespedes(12)(18).............  9,371,857  100,000   19.1%    3.6%
Stephen Plutsky(13)....................  1,417,000      --     3.5%    --
Louis A. Scalpati(14)..................  1,582,996      --     3.9%    --
Adventist Health System Sunbelt
 Healthcare Corporation(15)............  3,023,269      --     7.6%    --
 111 North Orlando Avenue
 Winter Park, FL 32789
America Online, Inc.(16)...............  3,500,000      --     8.8%    --
 22000 AOL Way
 Dulles, VA 20166
J.F. Shea Co., Inc.(17)................  8,571,429  300,000   17.8%   10.9%
 655 Brea Canyon Road
 Walnut, CA 91789
Flynn Corporation(20)..................  2,857,142  100,000    6.7%    3.6%
Gallagher Corporation(20)..............  2,857,142  100,000    6.7%    3.6%
All officers, directors and proposed
 directors as a group (10 persons)..... 45,429,159  530,500   53.4%   19.3%

--------
* Represents less than 1% of the issued and outstanding shares.

(1) Beneficial ownership is determined in accordance with the SEC's rules and generally includes voting or investment power with respect to securities. Under the SEC's rules, shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of November 7, 2000, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Accordingly, for purposes of determining the beneficial ownership of common stock of a holder of preferred stock, such holder would be deemed to hold the number of shares of common stock into which such holder's shares of preferred stock are convertible, but no other shares of preferred stock would be treated as having been converted for purposes of the calculation.

(2) Includes 777,487 shares of common stock issuable upon the exercise of options exercisable within 60 days of November 7, 2000 and 2,800 shares of common stock issued to Dr. Koop's spouse over which Dr. Koop has shared voting and dispositive power.

(3) The shares of common stock listed as beneficially owned by Mr. Rosenblatt consist of (i) options to purchase 7,837,000 shares of common stock, 25% of which are currently exercisable and 25% of which will become exercisable on each of August 21, 2001, 2002 and 2003; (ii) 2,857,143 shares of common stock issuable upon conversion of 100,000 shares of preferred stock issued to Prime Ventures; (iii) warrants to purchase 3,914,714 shares of common stock issued to Prime Ventures; (iv) 1,428,571 shares of common stock issuable upon conversion of 50,000 shares of preferred stock issued to Highview Ventures; and (v) a warrant to purchase 142,857 shares of common stock issued to Highview Ventures. The shares of preferred stock listed as beneficially owned by Mr. Rosenblatt consist of 100,000 shares of preferred stock issued to Prime Ventures and 50,000 shares of preferred stock issued to Highview Ventures. The shares of common stock and preferred stock listed as beneficially owned by Highview Ventures consist of the securities listed above that were issued to Highview Ventures and Prime Ventures. Mr. Rosenblatt is the sole Managing Member of Highview and is a Managing Member of Prime Ventures. As such, he shares indirect voting and dispositive power over the shares owned by Highview and Prime. Mr. Rosenblatt has sole voting and dispositive power with respect to the securities issued to Highview Ventures and shared voting and dispositive power with respect to the securities issued to Prime Ventures. Highview Ventures, as the holder of a majority of the equity securities of Prime Ventures, has shared voting and dispositive power with respect to the securities issued to Prime Ventures. The shares of common stock and preferred stock listed as beneficially owned by Ms. Heller consist of shares owned of record by Prime Ventures. Ms. Heller is a Managing Director and a member of Prime Ventures and may therefore be deemed to share voting and dispositive power with respect to securities beneficially owned by Prime Ventures. The forgoing shall not be deemed an admission that Ms. Heller beneficially owns any securities beneficially owned by Prime Ventures.

(4) Includes 1,645,359 shares of common stock issuable upon the exercise of options exercisable within 60 days of November 7, 2000.

(5) Includes 940,257 shares of common stock issuable upon the exercise of options.

(6) Includes 118,865 shares of common stock issuable upon the exercise of options.

(7) The shares of common stock listed as beneficially owned by Mr. Cooperman consist of 142,857 shares issuable upon conversion of 5,000 shares of preferred stock.

(8) The shares of common stock listed as beneficially owned by Mr. Geller consist of (i) 1,428,571 shares of common stock issuable upon conversion of 50,000 shares of preferred stock; and (ii) warrants to purchase 1,142,857 shares of common stock. Mr. Geller's address is 433 N. Camden Drive, Suite 500, Beverly Hills, California 90210.

(9) The shares of common stock listed as beneficially owned by Mr. Hyten consist of 5,714,286 shares issuable upon conversion of 200,000 shares of preferred stock. These shares were purchased by Interfase Capital Partners IV, L.P., the general partner of which is Interfase Management LP, the general partner of which is Interfase Managers LLC, of which Mr. Hyten is president. Mr. Hyten may be deemed to share voting and dispositive power with respect to such shares with such entities. The address of Mr. Hyten and the other entities listed in this footnote is 1301 Capital of Texas Highway, Suite A300, Austin, Texas 78746.

(10) The shares of common stock listed as beneficially owned by Mr. Vandeman consist of (i) 714,285 shares of common stock issuable upon conversion of 25,000 shares of preferred stock issued to Vandeman Holdings LLC; and
     (ii) warrants to purchase 71,429 shares of common stock issued to Vandeman Holdings LLC. Mr. Vandeman is the sole Managing Member of Vandeman Holdings, LLC. Mr. Vandeman's address is 275 Durley Avenue, Camarillo, California 93010-9102.

(11) The number of shares beneficially owned is based solely on a joint
     Schedule 13D, filed with the SEC on September 1, 2000. Commonwealth Associates, L.P., Commonwealth Associates Management Corp. and Mr. Falk may be deemed to have shared voting and dispositive power with respect to 3,416,957 shares of common stock beneficially held by Commonwealth Associates, L.P. ComVest Venture Partners LP, ComVest Management LLC and Mr. Falk may be deemed to have shared voting and dispositive power with respect to 19,071,429 shares of common stock and 150,000 shares of preferred stock beneficially held by ComVest Venture Partners. RMC Capital, LLC and Mr. Priddy may be deemed to have shared voting and dispositive power with respect to 5,714,286 shares of common stock beneficially held by RMC Capital, LLC. The addresses of Commonwealth Associates Management Corp., ComVest Venture Partners LP, ComVest Management LLC and Michael S. Falk are the same as that of Commonwealth Associates, L.P. The address of Robert Priddy is the same as that of RMC Capital, LLC.

(12) The shares of common stock listed as beneficially owned by Mr. Cespedes consist of (i) options to purchase 2,600,000 shares of common stock, 25% of which are currently exercisable and 25% of which will become exercisable on each of August 21, 2001, 2002 and 2003; (ii) the 6,771,857 shares of common stock beneficially owned by Prime Ventures and 100,000 shares of preferred stock owned of record by Prime Ventures. Mr. Cespedes is a Managing Director and a member of Prime Ventures and may therefore be deemed to share voting and investment power with respect to securities owned of record by Prime Ventures. The forgoing shall not be deemed an admission that Mr. Cespedes beneficially owns any securities beneficially owned by Prime Ventures.

(13) The shares of common stock listed as beneficially owned by Mr. Plutsky consist of options to purchase 1,417,000 shares of common stock, 25% of which are currently exercisable and 25% of which will become exercisable on each of August 21, 2001, 2002 and 2003.

(14) Includes 1,207,996 shares of common stock issuable upon the exercise of options exercisable within 60 days of November 7, 2000.

(15) The number of shares beneficially owned is based solely on a Schedule 13G, filed with the SEC on February 11, 2000.

(16) The number of shares beneficially owned is based solely on a Schedule 13G, filed with the SEC on April 28, 2000.

(17) The number of shares beneficially owned is based solely on a Schedule 13G, filed with the SEC on September 1, 2000. The shares of common stock listed as beneficially owned consist of shares issuable upon conversion of 300,000 shares of preferred stock.

(18) Nominee for director.

(19) Director.

(20) The number of shares beneficially owned is based solely on our issuance of preferred stock to Flynn Corporation and Gallagher Corporation in the private placement.

Change of Control

   In August 2000, we entered into a series of financing transactions which permitted us to raise a significant amount of new capital from the issuance of preferred stock and warrants. An element of these transactions included a change in control of our company, including the appointment of new directors constituting a majority of our Board of Directors and a new executive management team. The following summaries of our preferred stock and of agreements that we have entered into are summaries and are qualified in their entirety by references to the agreements and Certificate of Designation of our preferred stock which we filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2000. Investors are urged to review the full text of those documents which define the rights of the new investors.

 General

   The August financing consisted of a private placement of $27.5 million of our preferred stock and warrants to accredited investors. The private placement was consummated in two tranches. The first tranche of $20.0 million of preferred stock was issued on August 22, 2000 and the second tranche of $7.5 million of preferred stock was issued on August 25, 2000. The offering was made solely to accredited investors by way of a private placement exempt from registration under the Securities Act of 1933, as amended. Commonwealth Associates, L.P. acted as placement agent in the private placement. The 2,750,000 shares of preferred stock issued in the private placement are initially convertible into 78,571,428 shares of our common stock reflecting a conversion price of $0.35 per share. This conversion price is subject to adjustments for dilutive issuances and other events.

   In connection with the private placement, we hired a new management team, which is headed by Richard M. Rosenblatt, our new Chief Executive Officer. Our new management team, Prime Ventures, LLC (a venture capital firm specializing in investments in Internet and technology companies that is also managed by members of our new management team) and certain members and associates of Prime Ventures, LLC (collectively, the "Prime Investors") purchased approximately $6.0 million of the preferred stock in this private placement.

   In connection with the private placement and the hiring of the new management team, we also issued:

  . options to purchase 13,371,000 shares for $0.35 per share to members of our new management team and certain other new employees,

  . warrants to purchase 2,721,431 shares for $0.35 per share to the Prime Investors (the "Prime Investor Warrants"), and

  . warrants to purchase 3,629,000 shares for a purchase price of $0.35 per share to Prime Ventures, LLC (the "Prime Warrants").

   The placement agent received warrants and other compensation for placing the securities. Please see "Compensation to Placement Agent; Repayment of Bridge Loan and Other Transaction Expenses."

   As we previously reported, in connection with this private placement we obtained a waiver from the Nasdaq Stock Market, Inc. to its requirement that stockholder approval be obtained in advance of any private placement of equity securities if the transaction would result in a change of control of the issuer or in the issuance of shares of common stock representing more than 19.9% of our outstanding stock being issued at less than market prices. In compliance with the requirements of Nasdaq, on July 14, 2000 and August 21, 2000, we mailed to our stockholders notices of the granting of this waiver.

 Preferred Stock

   The preferred stock, which was issued for an initial issuance price of $10.00 per share, has a liquidation preference of $15.00 per share, plus accrued and unpaid dividends, which is payable upon:

  .  the liquidation or dissolution of the company,

  . the merger of the company where the stockholders immediately prior to such merger no longer retain more than 50% of the voting control, or

  . the sale of all or substantially all of the assets of the company. In the event of a merger or sale, we may elect to pay the liquidation amount in shares of our common stock in lieu of cash.

   The liquidation preference of the preferred stock is payable to holders of record of the preferred stock before and in preference to any distribution to the holders of our common stock or any other security that is junior to the preferred stock.

   Shares of preferred stock were purchased by certain of the proposed directors, our current directors, executive officers, beneficial holders of 5% or more of our common stock or their affiliates as follows: (1) 100,000 shares were purchased by Prime Ventures, LLC, of which Mr. Rosenblatt and Mr. Cespedes are Managing Members, (2) 50,000 shares were purchased by Highview Ventures, LLC, of which Mr. Rosenblatt is the sole Managing Member, (3) 25,000 shares were purchased by Vandeman Holdings LLC of which Mr. Vandeman is the Managing Member, (4) 50,000 shares were purchased by Mr. Geller, (5) 500 shares were purchased by Joseph P. Wynne, (6) 150,000 shares were purchased by ComVest Venture Partners LP, (7) 25,000 shares were purchased by Michael S. Falk, (8) 200,000 shares were purchased by RMC Capital, LLC and Robert Priddy,
(9) 5,000 shares were purchased by Mr. Cooperman, (10) 200,000 shares were purchased by Interfase Capital Partners IV, L.P., an affiliate of Scott J. Hyten, (11) 100,000 shares were purchased by each of Flynn Corporation and Gallagher Corporation and (12) 300,000 shares were purchased by J.F. Shea Co., Inc.

   The holders of preferred stock are entitled to vote their shares of preferred stock on an as-converted basis with the holders of common stock as a single class on all matters submitted to a vote of the holders, except as otherwise required by applicable law. This means that each share of preferred stock will be entitled to a number of votes equal to the number of shares of common stock into which it is convertible on the applicable record date. For this meeting, the holders of the preferred stock will be entitled to 28.57 votes for each share of preferred stock.

   Each share of preferred stock is convertible at any time (subject to the approval by our stockholders of the amendment to our Restated Certificate of Incorporation to increase our number of authorized shares of common contemplated by Proposal No. 2), at the option of the holder, into a number of shares of common stock determined by dividing the face value of the preferred stock (i.e., $10.00 per share) by the conversion price, initially $0.35 per share. The preferred stock will automatically convert into shares of common stock at the then applicable conversion price upon either a public offering or private placement of our common stock raising gross proceeds in excess of $25.0 million, in each case at a price per share in excess of $1.50 (as adjusted for stock splits, recapitalizations and other similar events). In addition, the preferred stock will also automatically convert into shares of common stock at the then applicable conversion price if the closing bid price for our common stock has traded at twice the conversion price for a period of 20 consecutive trading days, so long as our common stock is trading on a national securities exchange or the Nasdaq Small Cap or National Market and the shares issuable upon conversion of the preferred stock are registered for resale under the Securities Act of 1933. The initial $0.35 conversion price of the preferred stock is subject to adjustment for stock splits, recapitalizations and other similar structural events or in the event we issue securities at a price per share less than the then current market price of our common stock or the conversion price, subject to certain exceptions. In addition, if our average closing bid price for our common stock for the 20 trading days preceding August 21, 2002 is less than the then applicable conversion price, the conversion price will automatically be reset to such lower price.

   We currently do not have sufficient shares of common stock authorized under our Restated Certificate of Incorporation to cover all shares of our common stock that we may be required to issue upon conversion of the preferred stock and exercise of the warrants described below. Our Board of Directors has approved an amendment to increase the authorized number of shares of common stock to 500,000,000 and as described in Proposal No. 2 this amendment will be considered at our annual meeting. The purchasers of preferred stock and Dr. Koop and Mr. Hackett have each agreed to vote their shares of preferred stock and common stock in favor of this amendment at our annual meeting.

 Warrants

   In connection with the private placement, we issued warrants to purchase an aggregate of 6,142,857 shares of common stock (the "Agency Warrants") to Commonwealth and the Prime Investor Warrants to purchase an aggregate of 2,721,431 shares of common stock to Prime. We also issued to Prime the Prime Warrants to purchase an aggregate of 3,629,000 shares of common stock . The Agency Warrants, the Prime Investor Warrants and the Prime Warrants have an exercise price of $0.35 per share, subject to adjustments under certain circumstances, and each of the warrants has a five-year term. The Agency Warrants and the Prime Investor Warrants are exercisable in full immediately. The Prime Warrants are exercisable immediately for up to 25% of the shares of common stock underlying the Prime Warrants and for up to an additional 25% of the shares of common stock underlying the Prime Warrants on the first, second and third anniversaries of the completion of the private placement.

   The Prime Investor Warrants were issued to certain of our executive officers, new directors, beneficial owners of 5% or more of our common stock or their affiliates, as follows: (1) warrants to purchase 285,714 shares of common stock were issued to Prime Ventures, LLC, of which Mr. Rosenblatt and Mr. Cespedes are Managing Members, (2) warrants to purchase 142,857 shares of common stock were issued to Highview Ventures, LLC, of which Mr. Rosenblatt is the sole Managing Member, (3) warrants to purchase 1,142,857 shares of common stock were issued to Mr. Geller and (4) warrants to purchase 71,429 shares of common stock were issued to Vandeman Holdings LLC, of which Mr. Vandeman is the Managing Member.

   Finally, in connection with the consummation of the private placement, we restructured certain warrants we had previously issued to Commonwealth and an affiliate in connection with a bridge loan and line of credit extended to us by Commonwealth and its affiliate. These warrants (the "Bridge Warrants") are now exercisable to purchase 14,785,714 shares of common stock for an exercise price of $0.35 per share. They have a seven year term and became exercisable November 1, 2000.

 Compensation to Placement Agent; Repayment of Bridge Loan; Other Transaction Expenses

   In connection with the private placement, we agreed to (i) pay Commonwealth a cash fee equal to 7% of the gross proceeds resulting from the sale of the preferred stock ($1,925,000 in total); (ii) issue to Commonwealth the Agency Warrant to purchase 6,142,857 shares of common stock at an exercise price of $0.35 per share, subject to adjustment; (iii) reimburse Commonwealth for expenses incurred by it in connection with the private placement in an amount equal to $350,000; and (iv) pay Commonwealth an advisory fee of $600,000. Under the above arrangements, we paid an aggregate of $2,875,000 from the proceeds of the private placement to Commonwealth and its affiliates, excluding the amounts described below that we used to repay the outstanding balance under loans previously extended to us by Commonwealth and an affiliate.

   Prior to the consummation of the private placement, Commonwealth and an affiliate provided us with a $1.5 million bridge loan and a $3.0 million standby line of credit, of which we had drawn $400,000. In connection with these loans, we issued warrants to Commonwealth and its affiliate. As described above, the terms of these warrants were restructured in connection with the private placement and the Bridge Warrants are now exercisable to purchase 14,785,714 shares of common stock for at an exercise price of $0.35 per share. We used proceeds from the private placement to repay in full all amounts owed under the bridge loan and our $400,000 balance outstanding under our $3.0 million line of credit, plus interest to the date of repayment.

   We have also agreed to pay the legal fees and expenses incurred by our new management team and Prime Ventures, LLC in connection with the private placement, up to a maximum of $75,000.

   We have also engaged Commonwealth as a non-exclusive financial advisor in connection with merger and acquisition transactions and have agreed to pay to Commonwealth between 0.5% and 1.0% of the total consideration paid or received by us in any such transaction identified by Commonwealth.

 Registration Rights

   We have entered into an Amended and Restated Registration Rights Agreement with Commonwealth, the investors that acquired our securities in connection with the private placement, and certain other parties who obtained securities in the transactions described above. Under this agreement, we are obligated to register for resale the common stock underlying the preferred stock, the Bridge Warrants, the Agency Warrants, the Prime Investor Warrants and the Prime Warrants. We are required to cause a registration statement covering these securities to be declared effective no later than nine months following the completion of the private placement. In addition, we have agreed to grant the holders of these securities unlimited "piggyback" registration rights. The rights are subject to rights granted previously to other investors in respect of privately placed securities issued by us, including a number of creditors who accepted common stock as partial payment for amounts otherwise payable to them. As a result, we expect to file at least two resale registration statements in the near future.

 Capitalization Following Private Placement

   As of November 7, 2000, we had outstanding 39,589,902 shares of common stock and, on an as converted basis, the preferred stock represents approximately 66% of our outstanding common stock. In addition to the 78,571,428 shares of common stock issuable upon conversion of the preferred stock (assuming our stockholders approve an increase in our authorized capital to allow for the conversion of the preferred stock and no adjustment in the conversion price), our presently outstanding common stock excludes:

  . the 6,142,857 shares of common stock issuable upon exercise of the Agency Warrants issued to Commonwealth in connection with the private placement;

  . the 2,721,431 shares of common stock issuable upon exercise of the Prime Investor Warrants issued to certain investors in connection with the private placement;

  . the 3,629,000 shares of common stock issuable upon exercise of the Prime Warrants issued to Prime in connection with the private placement;

  . the 13,371,000 shares of common stock issuable upon exercise of the options granted to our new management team and certain other new employees;

  . the 14,785,714 shares of common stock issuable (for an exercise price of $0.35 per share) upon exercise of the Bridge Warrants;

  . the 19,369,095 shares of common stock issuable upon the exercise of the options outstanding pursuant to stock-based employee compensation plans or to consultants, of which 4,089,248 have exercise prices of $2.00 per share and above and 15,279,847 have exercise prices below $2.00 per share (including options that are subject to future vesting requirements);

  . the 33,482 shares of common stock issuable upon the exercise of warrants held by a stockholder of the company with an exercise price of $4.78 per share; and

  . the approximately 2,500,000 shares of common stock issuable upon exercise of warrants held by a former business partner of which an estimated 1,780,000 have an exercise price of $8.60 per share and 820,000 have an exercise price of $1.25 per share.

 Changes to the Board of Directors

   Our new Chief Executive Officer, Richard M. Rosenblatt, became a director following the initial closing of the private placement, joining C. Everett Koop and Donald W. Hackett who remained on our board of directors. Dr. Nancy
L. Snyderman and John F. Zacarro resigned as directors following the completion of the private placement.

   Under an agreement that we entered into with Commonwealth in connection with the private placement, we agreed that for so long as 400,000 shares of preferred stock remain outstanding, we will use our reasonable efforts to cause to be elected to our board two designees of Commonwealth and two designees of the holders of preferred stock. On September 11, 2000, Edwin M. Cooperman and Joseph P. Wynne became directors as Commonwealth's designees and Marshall S. Geller and Scott J. Hyten became directors as designees of the preferred stock investors. In addition, the new board nominated and elected George A. Vandeman as an additional director. This shift in board composition took place at least ten days after the Schedule 14f-1 was filed with the SEC and mailed to stockholders.

 Management

   Upon consummation of the initial closing of the private placement, Donald
W. Hackett resigned as our Chief Executive Officer and Susan M. Georgen-Saad resigned as our acting Chief Financial Officer. We expect to continue to pay Mr. Hackett's annual salary for up to one year from the date of his resignation, and Ms. Georgen-Saad continues to provide certain consulting services to the Company. Our new management team includes Richard M. Rosenblatt as Chief Executive Officer, Edward A. Cespedes as President and Stephen Plutsky as Chief Financial Officer. Each of Messrs. Rosenblatt, Cespedes and Plutsky has entered into employment agreements with the company. The agreements provide that these individuals will dedicate the portion of their business time and attention as is determined by the Board of Directors to be necessary to satisfy their respective obligations under their employment agreements, which shall in any event not be less than a majority of their business time. Mr. Rosenblatt will be paid an annualized base salary of $100,000 for the first six months of employment and an annualized base salary of $175,000 thereafter. Mr. Cespedes and Mr. Plutsky will each be paid an annualized base salary of $150,000.

   In connection with their entering into employment agreements with us, Mr. Rosenblatt was granted options to purchase 7,837,000 shares of common stock, Mr. Cespedes was granted options to purchase 2,600,000 shares of common stock and Mr. Plutsky was granted options to purchase 1,417,000 shares of common stock, in each case with an exercise price of $0.35 per share. Of these options, 25% vested on the date of grant and the balance will vest in annual installments over three years. Vesting is accelerated in the event of a change of control of the company and in the event of a termination without cause or for good reason under the applicable employment agreements.

   In addition to the options granted to Messrs. Rosenblatt, Cespedes and Plutsky, we issued an additional 1,517,000 options to certain new employees who joined the company along with the new management team. These options generally contain similar vesting provisions.

   Dr. Koop and Messrs. Rosenblatt, Hackett, Cespedes, Plutsky and Scalpati have also entered into lock-up agreements with Commonwealth pursuant to which they have agreed that for a period of twelve months from August 28, 2000, none of them may transfer any securities of the Company held by them or acquired during the lock-up period. Commonwealth, in turn, may not transfer any of its warrants or the underlying shares unless each of Messrs. Rosenblatt, Cespedes and Plutsky and certain other individuals have been released from their lock-up provisions. The Prime Investor Warrants are subject to similar lock-up provisions.

     CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

   The following information relates to the members of our Board of Directors, other than Messrs. Vandeman and Hyten, and our executive officers. Further information with regard to Messrs. Vandeman and Hyten is presented under "Proposal No. 1: Election of Nominees to Board of Directors."

   Directors/Officers:                Age:              Position:
   -------------------                ----              ---------
   C. Everett Koop, M.D. ............  84  Chairman of the Board
   Richard M. Rosenblatt.............  30  Chief Executive Officer and Director
   Donald W. Hackett.................  44  Director
   Edwin M. Cooperman................  56  Director
   Marshall S. Geller................  61  Director
   Joseph P. Wynne...................  35  Director
   Edward A. Cespedes................  34  President and Secretary
   Stephen Plutsky...................  31  Chief Financial Officer

   The principal occupations and positions for the past five years, and in some cases prior years, of the directors and executive officers named above, other than Messrs. Vandeman, Hyten and Cespedes, are as follows:

   C. Everett Koop, M.D. Dr. Koop has served as our Chairman of the Board of Directors since he co-founded drkoop.com in July 1997. Since 1992, Dr. Koop has served as the McInerney Professor of Surgery at the Dartmouth Medical School and as Senior Scholar at the C. Everett Koop Institute at Dartmouth. Dr. Koop is also a frequent lecturer on healthcare topics. An internationally respected pediatric surgeon, Dr. Koop was Surgeon-in-Chief of the Children's Hospital of Philadelphia from 1948 to 1981 and Editor-in-Chief of the Journal of Pediatric Surgery from 1964 to 1976. From 1994 to 1996, Dr. Koop was a director and ex- officio Chairman of the Board of Patient Education Media, Inc., a producer of medical video tapes which filed for bankruptcy protection in 1996. Dr. Koop was Surgeon General of the United States from 1981 to 1989. He was also appointed Director of the Office of International Health in May 1982. Dr. Koop is also the recipient of numerous honors and awards, including 35 honorary doctorates. Dr. Koop serves as our Chief Medical Officer. In this role, he oversees and sets policies and standards for all content on the website and keeps current with respect to medical issues in the political and national arenas. Dr. Koop is our liaison to the medical community. He is also our primary spokesperson, making many appearances on our behalf.

   Richard M. Rosenblatt. Mr. Rosenblatt was appointed to serve as our Chief Executive Officer and a designated director on August 22, 2000. Mr. Rosenblatt currently serves as Chairman, Chief Executive Officer and Managing Director of Prime Ventures, LLC and is a member of its Management Committee. Prime Ventures is a venture capital fund investing primarily in early stage Internet companies. Mr. Rosenblatt co-founded iMALL, Inc. in October 1994 and served as Executive Vice President of iMALL until June 1997 when he became Chief Executive Officer. In January 1998, he was elected as Chairman of iMALL's Board of Directors. In October 1999, iMALL merged with Excite@Home. Until March 2000, Mr. Rosenblatt served as Excite@Home's Senior Vice President of E-Business Services.

   Donald W. Hackett. Mr. Hackett served as our President, Chief Executive Officer and a director since he co-founded drkoop.com in July 1997. On August 22, 2000 he resigned from his positions of President and Chief Executive Officer. From January 1996 until joining drkoop.com, Mr. Hackett served in various management positions, including President and Chief Executive Officer of Tradewave Corporation, an Internet network security company. From September 1988 until December 1995, Mr. Hackett served as Senior Vice President of Physician Computer Network, Inc., a provider of practice management services. While employed at Physician Computer Network, Inc., Mr. Hackett successfully implemented the first provider-centric, computer-based pay-per-view-advertising network, and initiated direct data interchange transactions between laboratories, pharmacies and hospitals with practice management systems.

   Edwin M. Cooperman. Edwin Cooperman is Chairman of the Board of Tutor Time Learning Systems, Inc., a privately held company engaged in pre-school education and childcare. He is also a principal of T.C. Solutions, a privately held investment and financial services consulting firm. Previously, Mr. Cooperman was Chairman of the Travelers Bank Group and Executive Vice President, Travelers Group, where he was responsible for strategic marketing, the integration of Travelers brands and products, joint and cross marketing efforts and corporate identity strategies, as well as expanding the Travelers Bank Group's credit card run in portfolios. After joining Travelers in 1991, Mr. Cooperman became Chairman and CEO of Primerica Financial Services Group, which comprises Primerica Financial Services, Benefit Life Insurance Company and Primerica Financial Services Canada. Previous to this, Mr. Cooperman had a distinguished career at American Express where he ultimately became Chairman and Co-Chief Executive of Travel Related Services, North America responsible for the core North American businesses of that company. He was also an associate professor at the U.S. Military Academy at West Point.

   Marshall S. Geller. Mr. Geller is currently the Chairman and Chief Executive Officer of Geller & Friend Capital Partners, Inc. Mr. Geller has spent more than 30 years in corporate finance and investment banking.
Mr. Geller currently serves as director on the board of several publicly traded companies including Hexcel Corporation (NYSE), ValueVision International, Inc., Ballantyne of Omaha, Inc. (NYSE), and Cabletel Communications, Inc. Mr. Geller has also served as Interim Co-Chairman of the Hexcel Corporation and Interim President and Chief Operations Officer of Players International, Inc. He presently serves as Chairman of the Investment Committee for ValueVision International and recently was appointed to serve on the Deans' Advisory Council for the California State University. Mr. Geller previously served as a director of Players International, Inc. and Strouds, Inc. He also previously served as Senior Managing Director for Bear Stearns & Company, with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East.

   Joseph P. Wynne. Mr. Wynne is the Chief Financial Officer and a Financial Principal of Commonwealth Associates and ComVest Capital Partners, LLC, Commonwealth's merchant banking affiliate. Mr. Wynne is responsible for financial planning and overseeing the investments. His duties also include managing the firm's financial structure as well as assisting some of the firm's portfolio companies in managing their financial records. Mr. Wynne is also a member of the Executive and Compensation Committee at Commonwealth. Prior to joining Commonwealth in November 1993, Mr. Wynne was a supervisor in the Corporate Accounting department of Bear Stearns & Co., Inc, working directly with the Controller and Chief Financial Officer. In addition, he was an audit supervisor for the accounting firm of Goldstein, Golub, and Kessler where he specialized in financial services, hedge funds, and investment partnerships. Mr. Wynne is a Certified Public Accountant.

   Stephen Plutsky. Mr. Plutsky was appointed our Chief Financial Officer on August 22, 2000. Since May 2000, Mr. Plutsky has served as the Chief Financial Officer for Prime Ventures. Prior to joining Prime Ventures, Mr. Plutsky was the Controller for Excite@Home E-Business Services and prior to that, of iMALL, Inc. Prior to joining iMALL, Inc., Mr. Plutsky was a senior accountant with Singer, Lewak, Greenbaum & Goldstein in Los Angeles from 1993 to 1996. Mr. Plutsky is a Certified Public Accountant.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

   The following table provides for the periods shown summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our four highest paid executive officers for the year ended December 31, 1999 (collectively referred to as the "named executive officers"). We were formed in 1997 and therefore did not compensate any of the named executive officers for a full fiscal year in 1997.

                                                   Annual         Long Term
                                              Compensation ($)   Compensation
                                              ---------------- ----------------
                                                Other Annual      Securities
Name and Principal                              Compensation      Underlying
Position                 Year Salary   Bonus       ($)(1)      Options/SAR #(2)
------------------       ---- ------- ------- ---------------- ----------------
Donald W. Hackett(3).... 1999 244,350     --         --               4,365
 President and Chief     1998 146,250     --         --           2,061,975
  Executive Officer

Robert C. Hackett(4).... 1999 193,940  50,000        --               4,365
 Executive Vice          1998 144,750     --         --             465,000
  President, Business
  Development

Dennis J. Upah(5)....... 1999 132,110 182,110        --             487,500
 Chief Operating Officer 1998     N/A     N/A        --                 N/A

Neal K. Longwill(6)..... 1999 120,014 134,760        --              78,274
 Senior Vice President,  1998  77,833  32,500        --             150,000
  Corporate Development

Louis A. Scalpati(7).... 1999 194,492     --         --               4,365
 Senior Vice President,  1998 129,750     --         --             367,500
  Chief Architect and
  Secretary

--------
(1) Excludes perquisites and other personal benefits, securities or property aggregating less than $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.

(2) The securities underlying the options are shares of common stock.

(3) Mr. Donald Hackett's employment was terminated August 22, 2000.

(4) Mr. Robert Hackett resigned effective November 15, 1999.

(5) Mr. Upah resigned effective July 5, 2000.

(6) Mr. Longwill resigned effective April 28, 2000.

(7) Mr. Scalpati resigned effective November 14, 2000.

Option Grants During Year Ended December 31, 1999

   The following table sets forth specified information regarding options granted to each of the named executive officers during the year ended December 31, 1999. We have not granted any stock appreciation rights. The options were granted under our Amended and Restated 1997 Stock Option Plan, 1999 Plan and Bonus Agreements. In general, options granted under the Amended and Restated 1997 Stock Option Plan, 1999 Plan and Bonus Agreements vest over four years and expire on the tenth anniversary of the date of grant. The exercise price is equal to the fair market value of the stock on the date of grant.

   The percentage of total options granted to employees in the last fiscal year is based on an aggregate of 5,013,906 options granted in the last fiscal year to our employees and non-employee directors, and consultants, including options granted to the named executive officers. Potential realizable value amounts represent certain assumed rates of appreciation in stock price for a given exercise price only and assume the conversion or exchange of all options to purchase common stock. Actual gains, if any, on stock option exercises and holdings of the common stock are dependent on the future performance of such stock. There is not assurance that the amounts reflected will be realized. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future stock prices. Unless the market price of the applicable shares of the common stock appreciates over the option term, no value will be realized from the stock option grants made to the named executive officers.

                                                                                    Potential
                                                                               Realizable Value at
                             Individual Grants                                       Assumed
                         --------------------------                              Annual Rates of
                         Number of                                                 Stock Price
                         Securities   % of Total                                  Appreciation
                         Underlying Options Granted                              for Option Term
                          Options   to Employees in Exercise Market Expiration -------------------
          Name            Granted        1999        Price   Price     Date        5%       10%
          ----           ---------- --------------- -------- ------ ---------- --------- ---------
Donald A. Hackett(1)....    4,365           0%       $0.01   $9.00   01/01/09     63,920   101,782
Robert C. Hackett(2)....    4,365           0%        0.01    9.00   01/01/09     63,920   101,782
Dennis J. Upah(3).......  337,500           7%        1.67    9.00   01/28/09  4,029,682 6,416,595
Dennis J. Upah..........  150,000           3%        9.00    9.00   06/04/09  2,199,008 3,501,552
Neal K. Longwill(4).....   75,000           1%        1.67    9.00   01/08/09    895,485 1,425,910
Neal K. Longwill........    3,274           0%        0.01    9.00   01/01/09     47,945    76,342
Louis A. Scalpati(5)....    4,365           0%        0.01    9.00   01/01/09     63,920   101,782

Options Grants in Last Fiscal Year

--------
(1) Mr. Donald Hackett's employment was terminated August 22, 2000.

(2) Mr. Robert Hackett resigned effective November 15, 1999.

(3) Mr. Upah resigned effective July 5, 2000.

(4) Mr. Longwill resigned effective April 28, 2000.

(5) Mr. Scalpati resigned effective November 14, 2000.

Option Grants in 1999; Aggregate Option Exercises in 1999; 1999 Year-End Option Values

   The following table sets forth, on an aggregated basis, information regarding securities underlying unexercised options during the year ended December 31, 1999 by the named executive officers. The value in-the-money options is based on the fair market value at close of market on December 31, 1999 of $11.88 per share and is net of the exercise price:


                Aggregate Option Exercises and Year-End Values

                                                         Option Values at December 31, 1999
                                                 ---------------------------------------------------
                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                                                     Options at Fiscal      In-The-Money Options at
                           Shares       Value        Year- End(1) (#)         Fiscal Year-End ($)
                         Acquired on   Realized  ------------------------- -------------------------
          Name           Exercise (#)    ($)     Exercisable Unexercisable Exercisable Unexercisable
          ----           -----------  ---------- ----------- ------------- ----------- -------------
Donald W. Hackett(2)....        --           --   1,127,682    1,550,846   $13,310,857  $18,219,874
Robert C. Hackett(3)....  1,120,750   22,756,188        --         4,365           --        51,813
Dennis J. Upah(4).......        --           --         --       487,500           --     3,879,000
Neal K. Longwill(5).....    112,500      941,000     81,250       34,524       916,833      387,029
Louis A. Scalpati(6)....        --           --   1,187,813        4,365    14,051,493       51,813

--------
(1) The securities underlying the options are shares of common stock.

(2) Mr. Donald Hackett's employment was terminated August 22, 2000.

(3) Mr. Robert Hackett resigned effective November 15, 1999.

(4) Mr. Upah resigned effective July 5, 2000.

(5) Mr. Longwill resigned effective April 28, 2000.

(6) Mr. Scalpati resigned effective November 14, 2000.

Certain Related Transactions and Relationships

 Agreements with Dr. C. Everett Koop

   Amended and Restated Name and Likeness Agreement. The terms of our historical agreements with Dr. C. Everett Koop, pursuant to which we obtained the ability to use his name, likeness, and image provided Dr. Koop the right to receive a percentage of the revenue received by us from certain activities. These royalty payments have been immaterial, aggregating $41,000 for the year ended December 31, 1999. Effective August 30, 1999, we amended and restated our agreement with Dr. Koop in its entirety to, among other things, eliminate the obligation to make any payments to Dr. Koop based on our revenues. Effective June 22, 2000, we again amended and restated our agreement with Dr. Koop in its entirety. This second amendment made the following principal changes to the agreement:

 . the term of the agreement was extended for an additional seven years and automatically renews for additional five year terms unless terminated by either party not more than 270 and not less than 180 days prior to the end of each term;

 . the compensation to Dr. Koop under the June 2000 agreement was an option to purchase 1,000 shares of our common stock, immediately vested, at an exercise price of $1.50 per share, which was in addition to the option previously granted under the August 1999 agreement to purchase 214,400 shares of our common stock for an exercise price of $17.88 per share (the market price at the time of grant under the August 1999 agreement), which vests at a rate of approximately 8,900 shares per month.

   If the Dr. Koop agreement is terminated other than due to a breach or default by us, we have the right to use the name, image or likeness of Dr. C. Everett Koop on a non-exclusive basis, and we have the right to use the name, image or likeness of Dr. C. Everett Koop on an exclusive basis with respect to any products or services involving or related to Internet-based health information, healthcare related software services and products, or electronic commerce for a period of five (5) years after the termination of the Dr. Koop agreement. Additionally, the name, image or likeness may not be licensed or otherwise conveyed to any direct competitor. If we default in our obligations and do not promptly cure the default, Dr. C. Everett Koop may terminate the Dr. Koop agreement, no rebranding period will apply and we would lose all rights to use Dr. C. Everett Koop's name, image and likeness on the 90th day after such termination. Dr. C. Everett Koop may under certain circumstances also terminate the Dr. Koop agreement upon a change in control of our company to which Dr. Koop does not give his prior consent, in which event the agreement automatically terminates and all rights in the Koop name granted under the agreement immediately revert to Dr. Koop.

   Consulting Agreement. We are party to a letter agreement with Dr. Koop dated October 1, 1997. Under the agreement, which is for a three year term, we paid him $100,000 for the first year ended September 30, 1998, $135,000 for the second year ending September 30. We are currently paying Dr. Koop $20,000 per month. These amounts represent the cash compensation payable to Dr. Koop for services provided to us as a consultant and director. Dr. Koop has also provided lecture services from time to time for which he has been separately compensated, and he has also been granted stock options to purchase an aggregate of 713,437 shares of common stock with a weighted average exercise price of $0.11 per share. The options vested immediately on the date of grant. For the year ended December 31, 1999, we accrued royalty fees of $41,000 and paid director's fees of $150,000 pursuant to the consulting agreement. We also reimbursed Dr. Koop for his travel and other expenses incurred on company business in the amount of $11,870.

 Other Consulting Agreements with Directors

   John F. Zacarro. We are party to a letter agreement with Mr. Zacarro dated October 1, 1997. Under the agreement, which is for a three year term, we paid him $100,000 for the first year ended September 30, 1998, $135,000 for the second year ending September 30, 1999 and are obligated to pay him $150,000 in the third year ending September 30, 2000. These amounts represent the cash compensation payable to Mr. Zacarro for services provided to us as a consultant and director. He has also been granted stock options to purchase an aggregate of 938,437 shares of common stock with a weighted average exercise price of $0.08 per share. Options to purchase 225,000 shares were fully vested on July 17, 1999. The other options to purchase 713,437 shares of common stock vested immediately on the date of grant. For the fiscal year ended December 31, 1999, we paid Mr. Zacarro $138,750 pursuant to the consulting agreement.

   Dr. Nancy L. Snyderman. We are a party to an agreement, dated June 1, 1998, with Dr. Snyderman. The Snyderman Agreement permits us to use the image, name and likeness of Dr. Snyderman in connection with healthcare-related software services and programs. The agreement is exclusive in that Dr. Snyderman may not enter into agreements with companies that directly compete with us, except that Dr. Snyderman may continue to act under any agreements she entered into prior to entering into this agreement. The term of the Snyderman Agreement is for three years subject to automatic renewal for additional three year terms unless terminated by either party within 60 days of the end of a given term. If the voluntary termination is requested by Dr. Snyderman and is not the result of a breach of default by us, we will have the right on a non-exclusive basis for two years following voluntary termination to rebrand approved software services and programs bearing the name, image or likeness or Dr. Snyderman. As a consideration for the Snyderman Agreement, we granted to Dr. Snyderman options to acquire 183,750 shares of our common stock with an exercise price of $0.16 per share. The options vested immediately on the date of grant. Our use of Dr. Snyderman's name, image or likeness is also subject to her prior written approval of the resulting programs, which may not be unreasonably withheld and which must be rendered within ten working days of our request.

 Transactions with Directors

   Prior to becoming a director, Marshall S. Geller acquired shares of preferred stock and warrants in connection with the preferred stock financing. The shares of common stock beneficially owned by Mr. Geller consist of (i) 1,428,571 shares of common stock issuable upon conversion of 50,000 shares of preferred stock and (ii) warrants to purchase 1,142,857 shares of common stock. Certain of these warrants were issued to Mr. Geller in connection with his assistance in facilitating the private placement of our preferred stock.

   Prior to becoming a director, an affiliate of Scott J. Hyten acquired shares of preferred stock in connection with the private placement of our preferred stock. The shares of common stock beneficially owned by Mr. Hyten consist of 5,714,286 shares issuable upon conversion of 200,000 shares of preferred stock. These shares were purchased by Interfase Capital Partners IV, L.P., the general partner of which is Interfase Management LP, the general partner of which is Interfase Managers LLC, of which Mr. Hyten is president. Mr. Hyten may be deemed to share voting and dispositive power with respect to such shares with such entities.

   Prior to becoming a director, an affiliate of George A. Vandeman acquired shares of preferred stock and warrants in connection with the private placement of our preferred stock. The shares of common stock beneficially owned by Mr. Vandeman consist of (i) 714,285 shares issuable upon conversion of 25,000 shares of preferred stock and (ii) warrants to purchase 71,429 shares of common stock. These shares were purchased by Vandeman Holdings LLC of which Mr. Vandeman is the sole Managing Member. Mr. Vandeman has voting and dispositive power with respect to the shares owned of record by Vandeman Holdings LLC.

   Prior to becoming a director, affiliates of Richard M. Rosenblatt acquired shares of preferred stock and warrants in connection with the private placement of our preferred stock. The shares of common stock beneficially owned by Mr. Rosenblatt consist of (i) 2,857,143 shares issuable upon conversion of 100,000 shares of preferred stock issued to Prime Ventures, (ii) warrants to purchase 3,914,714 shares of common stock issued to Prime Ventures, (iii) 1,428,571 shares of common stock issuable upon conversion of 50,000 shares of preferred stock issued to Highview Ventures, and (iv) a warrant to purchase 142,857 shares of common stock issued to Highview Ventures. Mr. Rosenblatt is the sole Managing Member of Highview Ventures and is a Managing Director of Prime Ventures. Highview Ventures owns a majority of the equity interests of Prime Ventures. Mr. Rosenblatt may be deemed to share voting and dispositive power with respect to such shares with such entities. Mr. Cespedes is a Managing Director of Prime Ventures and, as such, he may be deemed to share voting and dispositive power with respect to such shares with such entity.

   Prior to becoming a director, affiliates of Joseph P. Wynne acquired shares of common stock, preferred stock and warrants. Based on a joint Schedule 13D, filed with the SEC on September 1, 2000, Mr. Wynne may be deemed to have shared voting and dispositive power with respect to (i) 3,416,957 shares of common stock beneficially held by Commonwealth Associates, L.P., ComVest Venture Partners LP, and ComVest Management LLC and (ii) 19,071,429 shares of common stock and 150,000 shares of preferred stock beneficially held by ComVest Venture Partners.

Employment Agreements with Named Executives and Certain New Executives

   Donald W. Hackett. We are a party to an employment agreement with Mr. Hackett, dated August 1, 1997. Mr. Hackett's employment was terminated on August 22, 2000. We expect to continue paying Mr. Hackett his current annual salary of $238,850 for up to one year following the date the agreement was terminated. For the year ended December 31, 1999, Mr. Hackett received a salary of $244,350. At the time of the termination of the agreement, his base salary was $238,850 after giving effect to a salary reduction implemented in June 2000. In addition, Mr. Hackett received a monthly car allowance of $700. In connection with the private placement, Mr. Hackett resigned from his positions as President and Chief Executive Officer.

   Louis A. Scalpati. We are a party to an employment agreement with Louis A. Scalpati, dated August 1, 1997. Mr. Scalpati resigned effective November 14, 2000. We expect to continue paying his current annual salary of $250,560 for up to one year following the date the agreement was terminated. For the year ended December 31, 1999, Mr. Scalpati received a salary of $194,492. At the time of the termination of the agreement, his base salary was $250,560 after giving effect to a salary adjustment implemented in August 2000. In addition, Mr. Scalpati received a monthly car allowance of $600.

   Richard M. Rosenblatt. On August 22, 2000, Mr. Rosenblatt entered into a three-year employment agreement with us. The agreement provides that he will dedicate the portion of his business time and attention as is determined by the Board of Directors to be necessary to satisfy his obligations under his employment agreement, which shall in any event not be less than a majority of his business time. Mr. Rosenblatt will be paid an annualized base salary of $100,000 for the fist six months of employment and an annualized base salary of $175,000 thereafter. Mr. Rosenblatt is entitled to participate in all insurance and benefit plans generally available to our executives and is eligible to receive a discretionary bonus. In connection with entering into his employment agreement with us, Mr. Rosenblatt was granted options to purchase 7,837,000 shares of common stock with an exercise price of $0.35 per share. Of these options, 25% vested on the date of grant and the balance will vest in annual installments over three years. Vesting is accelerated in the event of a change of control of the company and in the event of a termination without cause or for good reason under the employment agreement. Under the terms of his employment agreement, if Mr. Rosenblatt is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary and continuation of his benefits for a period of 90 days after the date of termination. If he is terminated without cause or resigns with reasonable justification, all stock options held by him will immediately vest. If his employment is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

   Edward A. Cespedes. On August 22, 2000, Mr. Cespedes entered into a three-year employment agreement with us. The agreement provides that he will dedicate the portion of his business time and attention as is determined by the Board of Directors to be necessary to satisfy his obligations under his employment agreement, which shall in any event not be less than a majority of his business time. Mr. Cespedes will be paid an annualized base salary of $150,000. Mr. Cespedes is entitled to participate in all insurance and benefit plans generally available to our executives and is eligible to receive a discretionary bonus. In connection with his entering into employment agreement with us, Mr. Cespedes was granted options to purchase 2,600,000 shares of common stock, with an exercise price of $0.35 per share. Of these options, 25% vested on the date of grant and the balance will vest in annual installments over three years. Vesting is accelerated in the event of a change of control of the company and in the event of a termination without cause or for good reason under the employment agreement. Under the terms of his employment agreement, if Mr. Cespedes is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary and continuation of his benefits for a period of 90 days after the date of termination. If he is terminated without cause or resigns with reasonable justification, all stock options held by him will immediately vest. If his employment is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

   Stephen Plutsky. On August 22, 2000, Mr. Plutsky entered into a three-year employment agreement with us. The agreement provides that he will dedicate the portion of his business time and attention as is determined by the Board of Directors to be necessary to satisfy his obligations under his employment agreement, which shall in any event not be less than a majority of his business time. Mr. Plutsky will be paid an annualized base salary of $150,000. Mr. Plutsky is entitled to participate in all insurance and benefit plans generally available to our executives and is eligible to receive a discretionary bonus. In connection with his entering into employment agreement with us, Mr. Plutsky was granted options to purchase 1,417,000 shares of common stock, with an exercise price of $0.35 per share. Of these options, 25% vested on the date of grant and the balance will vest in annual installments over three years. Vesting is accelerated in the event of a change of control of the company and in the event of a termination without cause or for good reason under the applicable employment agreements. Under the terms of his employment agreement, if Mr. Plutsky is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary and continuation of his benefits for a period of 90 days after the date of termination. If he is terminated without cause or resigns with reasonable justification, all stock options held by him will immediately vest. If his employment is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

Compensation Committee Interlocks and Insider Participation

   During fiscal year 1999, the compensation committee consisted of Dr. Nancy Snyderman, Jeffrey C. Ballowe and G. Carl Everett, Jr., none of whom is a present or former officer or employee of drkoop.com, or engaged in any transactions described under the heading "Certain Related Transactions and Relationships," except that we are a party to a name and likeness agreement with Dr. Snyderman as described in that section.

Report of the Compensation Committee

   The compensation committee of the Board of Directors administers our Executive compensation program. The current members of the compensation committee are George A. Vandeman, Scott J. Hyten and Edwin M. Cooperman. Each of these persons is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. Each of Messrs. Vandeman, Hyten and Cooperman became a director on September 11, 2000, and each was appointed to our compensation committee on that date. Our compensation committee previously consisted of Dr. Nancy Snyderman, G. Carl Everett and Jeffrey C. Ballowe, all of whom resigned from our Board prior to September 11, 2000.

 General Compensation Policy

   The role of the compensation committee is to set the salaries and other compensation of our executive officers and certain other key employees, and to make grants under, and to administer, our stock option and other executive officer equity and bonus plans. The goal of the compensation committee is to retain, motivate and reward management through the company's compensation policies and awards. Compensation of our executive officers is designed to be competitive, to reward exceptional performance and to align the interest of executive officers with the interests of our shareholders. The new members of our compensation committee are in the process of evaluating our compensation policies consistent with these goals and intend to hold a meeting early in fiscal year 2001 devoted to compensation matters. The compensation committee anticipates that our executive officers' compensation packages will generally be comprised of the following three elements:

 . base salary designed to be competitive with base salary levels in effect in at Internet companies of comparable size to the company and with which the company competes for executive personnel

 . annual variable performance awards, such as bonuses, payable in cash and tied to achievement of performance goals, financial or otherwise, established by the compensation committee

 . stock options and other stock-based compensation awards to align the interests of executive officers with those of our stockholders

 Executive Compensation for Fiscal Year 1999

   Donald Hackett served as our Chief Executive Officer during fiscal year 1999, and his salary was determined pursuant to the terms of his employment agreement dated August 1, 1997. For the fiscal year ended December 31, 1999, Mr. Hackett received a salary of $244,350 and a monthly car allowance of $700. Mr. Hackett was also granted options to purchase 4,365 shares of common stock in fiscal year 1999. Mr. Hackett's salary was reduced to $238,850 in June 2000 based on an overall salary reduction that we implemented, and Mr. Hackett's employment with the company was terminated on August 22, 2000 (though we anticipate continuing to pay his annual salary for up to one year following the date of termination). As described above, the members of our compensation committee responsible for implementing our compensation policy in 1999 have resigned from the board of directors. The current members of our compensation committee believe that Mr. Hackett's salary and stock option package, as well as the salaries and stock option packages of our other executive officers for the fiscal year ended December 31, 1999, were determined by our prior compensation committee in a manner generally consistent with the factors described above.

 Internal Revenue Code Section 162(m) Limitation

   Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. Qualified performance-based compensation is excluded from this limitation if certain requirements are met, including receipt of stockholder approval. Under certain circumstances, the compensation committee, in its discretion, may authorize payments, such as salary, bonuses or otherwise that may cause an executive officer's income to exceed the deductible limits.

                                          COMPENSATION COMMITTEE

                                          George A. Vandeman
                                          Scott J. Hyten
                                          Edwin M. Cooperman

                            STOCK PERFORMANCE GRAPH

   The graph below compares the cumulative total stockholders' return on our common stock from June 8, 1999, the first day of significant trading of our common stock, through December 31, 1999 with the Nasdaq Stock Market (U.S.) Index and the Hambrecht & Quist Internet Index over the same period (assuming the investment of $100 in our common stock and in the two other indices, and reinvestment of all dividends). Our stock price has decreased significantly since December 31, 1999, and the closing price per share on November 8, 2000 was $0.81. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                             [GRAPH APPEARS HERE]

                                                 Nasdaq Stock  Hambrecht & Quist
                                drkoop.com, Inc. Market (U.S.)     Internet
                                ---------------- ------------- -----------------
   6/99........................      100.00         100.00          100.00
   9/99........................      101.52         102.77          102.77
   12/99.......................      116.02         148.08          198.78

   THE STOCK PERFORMANCE GRAPH ABOVE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THESE ACTS.

                               OTHER INFORMATION

Other Matters at the Annual Meeting

   We do not know of any matters to be presented at the annual meeting other than those mentioned in this proxy statement. With respect to any other business which may properly come before the meeting and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

Independent Public Accountants

   Our auditors for the fiscal year ended December 31, 1999 were PricewaterhouseCoopers, LLP ("PwC"). On September 8, 2000, PwC notified us that it intended to resign as our independent accountant. However, following discussions between our new management and PwC, PwC agreed to continue to serve as our independent accountant. Based on these events, drkoop.com, Inc. has designated a committee consisting of Mr. Hyten and Mr. Cooperman to have discussions with PwC and other accounting firms with respect to accounting services to be provided following publication of our third quarter financial statements. PwC has agreed to serve as our independent accountant through the completion and publication of our third quarter financial statements.

   The audit report of PwC for each of the two years in the period ended December 31, 1999 and the period from our inception (July 17, 1997) to December 31, 1997 contained an explanatory paragraph regarding our ability to continue as a going concern.

   During our two most recent fiscal years and any subsequent period preceding September 8, 2000, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its report, except for the following:

   (1) In June 2000, PwC advised our prior management and audit committee that it had noted a matter involving our internal control and operation that PwC considered to be a material weakness under standards established by the American Institute of Certified Public Accountants. Specifically, PwC noted certain inadequacies in our system of review of contracts for assessing appropriateness of revenue recognized, and PwC recommended that we improve our procedures to ensure proper revenue recognition for contracts entered into by drkoop.com, Inc. Our prior management and audit committee discussed the items described in the letter with PwC. Our prior management disagreed with PwC's identification of the material weakness and expressed its disagreement to PwC. We believe that we have in place proper procedures. In addition, there are no disagreements between PwC and drkoop.com, Inc. on any accounting or auditing issues or on the content of any financial statements published by us.

   (2) In June 2000, PwC advised our prior management and audit committee that there were disagreements with our prior management with respect to (i) proper revenue recognition relating to certain transactions and (ii) the proper recording of expense on equity instruments issued in connection with certain transactions. Our prior management discussed the subject matter of the items identified by PwC as disagreements prior to the submission for audit of our financial statements. Our financial statements were consistent with the position of PwC with respect to these matters at the time they were submitted for audit and, as noted above, there are no disagreements between PwC and drkoop.com, Inc. on the content of any financial statements published by us.

   We have authorized PwC to respond fully to the inquiries of any successor independent auditors that may be appointed by us with respect to the subject matter of items (1) and (2) above.

   A representative of PwC will be present at the meeting, will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

Annual Report on Form 10-K; Available Information

   We have filed with the Securities and Exchange Commission an Annual Report on Form 10-K, as amended by our Annual Report on Form 10-K/A. Each stockholder receiving this proxy statement will also be provided with a copy of our Annual Report to Stockholders. We will provide without charge a copy of the 1999 Plan upon written request to our Corporate Secretary at drkoop.com, Inc., 7000 N. Mopac, Suite 400, Austin, Texas 78731. Copies of other exhibits to our Annual Report on Form 10-K are available from us upon reimbursement of our reasonable costs in providing these documents. Our filings with the Securities and Exchange Commission may be inspected at the offices of the Securities and Exchange Commission located in Washington, D.C., New York, New York and Chicago, Illinois. Documents filed electronically with the Securities and Exchange Commission may also be accessed through the website maintained by it at: www.sec.gov.

Incorporation of Documents by Reference

   The SEC allows us to incorporate by reference the information we file with the SEC, which means that we can disclose important information to you by referring you to documents we have previously filed with the SEC. The information incorporated by reference is considered a part of this proxy statement, and any later information that we file with the SEC will automatically update and supersede this information from the date of filing of these documents. We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Any such requests should be directed to our Corporate Secretary at drkoop.com, Inc., 7000 N. Mopac, Suite 400, Austin, Texas 78731, telephone number (512) 583-5667.

   We incorporate by reference the documents listed below (and the exhibits thereto), and any additional documents filed by us with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until the stockholders' meeting:

 . drkoop.com, Inc.'s quarterly report on Form 10-Q and Form 10-Q/A for the quarter ended September 30, 2000

 . drkoop.com, Inc.'s annual report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 1999

 .  drkoop.com, Inc.'s current report on Form 8-K, filed September 1, 2000

 .  drkoop.com, Inc.'s Schedule 14F-1, filed September 1, 2000

Stockholder Proposals for 2001 Annual Meeting

   Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the annual meeting in 2001. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at drkoop.com, Inc., 7000 N. Mopac, Suite 400, Austin, Texas 78731, and must be received a reasonable time before a solicitation is made and in no event later than January 5, 2001.

   In addition, our Amended and Restated Bylaws provide for notice procedures to recommend a person for nomination as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder's notice must be delivered to our Corporate Secretary or mailed and received at drkoop.com, Inc., 7000 N. Mopac, Suite 400, Austin, Texas 78731, not less than the close of business on the 120th calendar day prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, a proposal shall be received by us no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting is mailed or public announcement of the date of the meeting was made, whichever comes first.

   A stockholder's notice to the Corporate Secretary of drkoop.com, Inc. must include:

 . as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to applicable federal securities laws, including, without limitation, Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

 . as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

 . as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner and (ii) the class and number of shares of drkoop.com, Inc. which are owned beneficially and of record by such stockholder and such beneficial owner.

   The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws. Our Amended and Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director in the event we call a special meeting of stockholders for the purpose of electing one or more directors or in the event that the number of directors to be elected to our Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the date of the preceding year's annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Richard M. Rosenblatt

                                          Richard M. Rosenblatt
                                          Chief Executive Officer and
                                          Assistant Secretary

Austin, Texas
November 20, 2000

                                                                        ANNEX A
                      THE 2000 EQUITY PARTICIPATION PLAN

                                      OF

                               DRKOOP.COM, INC.

   drkoop.com, Inc., a Delaware corporation, has adopted the 2000 Equity
Participation Plan of drkoop.com, Inc. (the "Plan"), effective as of       ,
2000, for the benefit of its eligible employees, consultants and directors.

   The purposes of the Plan are as follows:

   (1) To provide an additional incentive for Directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

   (2) To enable the Company to obtain and retain the services of Directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                  ARTICLE I.
                                  DEFINITIONS

   1.1 General.

   Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

   1.2 Administrator.

   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

   1.3 Award.

   "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

   1.4 Award Agreement.

   "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

   1.5 Award Limit.

   "Award Limit" shall mean 1,500,000 shares of Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

   1.6 Board.

   "Board" shall mean the Board of Directors of the Company.

   1.7 Change in Control.

   "Change in Control" shall mean a transaction in which the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into a voting securities of the surviving entity) more than a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control.

   1.8 Code.

   "Code" shall mean the Internal Revenue Code of 1986, as amended.

   1.9 Committee.

   "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

   1.10 Common Stock.

   "Common Stock" shall mean the common stock of the Company, par value $0.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

   1.11 Company.

   "Company" shall mean drkoop.com, Inc., a Delaware corporation.

   1.12 Consultant.

   "Consultant" shall mean any consultant or adviser if:

     (a) the consultant or adviser renders bona fide services to the Company or any corporation which is a Subsidiary;

     (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

     (c) the consultant or adviser is a natural person who has contracted directly with the Company or any corporation which is a Subsidiary to render such services.

   1.13 Deferred Stock.

  "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

   1.14 Director.

   "Director" shall mean a member of the Board.

   1.15 Dividend Equivalent.

   "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VIII of the Plan.

   1.16 DRO.

   "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

   1.17 Employee.

   "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

   1.18 Exchange Act.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   1.19 Fair Market Value.

   "Fair Market Value" of a share of Common Stock as of a given date shall be
(a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the last reported sale price for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

   1.20 Holder.

   "Holder" shall mean a person who has been granted or awarded an Award.

   1.21 Incentive Stock Option.

   "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

   1.22 Independent Director.

   "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

   1.23 Non-Qualified Stock Option.

   "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

   1.24 Option.

   "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

   1.25 Performance Award.

   "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

   1.26 Performance Criteria.

   "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

   1.27 Plan.

   "Plan" shall mean the 2000 Equity Participation Plan of drkoop.com, Inc.

   1.28 Restricted Stock.

   "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

   1.29 Rule 16b-3.

   "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

   1.30 Section 162(m) Participant.

   "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

   1.31 Securities Act.

   "Securities Act" shall mean the Securities Act of 1933, as amended.

   1.32 Stock Appreciation Right.

   "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

   1.33 Stock Payment.

   "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

   1.34 Subsidiary.

   "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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

   1.35 Substitute Award.

   "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

   1.36 Termination of Consultancy.

   "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

   1.37 Termination of Directorship.

   "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

   1.38 Termination of Employment.

   "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the sole and absolute discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the sole and absolute discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its sole and absolute discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.
                            SHARES SUBJECT TO PLAN

   2.1 Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $0.001 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 10,000,000 shares. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

   2.2 Add-back of Options and Other Rights.

   If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                 ARTICLE III.
                              GRANTING OF AWARDS

   3.1 Award Agreement.

   Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

   3.2 Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its sole and absolute discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
  Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d) Furthermore, notwithstanding any other provision of the Plan or any Award Agreement, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

   3.3 Limitations Applicable to Section 16 Persons.

   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

   3.4 Consideration.

   In consideration of the granting of an Award under the Plan, if requested by the Company the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

   3.5 At-Will Employment.

   Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a binding written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.
                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

   4.1 Eligibility.

   Any Employee, Director or Consultant selected by the Committee (or the Board, in the case of Options granted to Independent Directors) pursuant to
Section 4.4(a)(i) shall be eligible to be granted an Option.

   4.2 Disqualification for Stock Ownership.

   No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

   4.3 Qualification of Incentive Stock Options.

   No Incentive Stock Option shall be granted to any person who is not an Employee.

   4.4 Granting of Options to Employees, Directors and Consultants.

     (a) The Committee (or the Board, in the case of Options granted to Independent Directors) shall from time to time, in its sole and absolute discretion, and subject to applicable limitations of the Plan:

       (i) Determine which Employees are key Employees and select from among the key Employees, Directors or Consultants (including Employees, Directors or Consultants who have previously received Awards under the
    Plan) such of them as in its opinion should be granted Options;

       (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees, Directors or Consultants;

       (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

       (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee, Director or Consultant to be granted an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

   4.5 Granting of Options to Independent Directors.

   Each Option granted to an Independent Director shall be approved by the Board with such Independent Director abstaining from consideration or approval of the grant.

   4.6 Options in Lieu of Cash Compensation.

   Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                  ARTICLE V.
                               TERMS OF OPTIONS

   5.1 Option Price.

   The price per share of the shares subject to each Option granted to Employees, Directors and Consultants shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors); provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

     (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

     (b) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

     (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of
  Section 424(h) of the Code).

   5.2 Option Term.

   The term of an Option granted to an Employee, Director or Consultant shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole and absolute discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five
(5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board, in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

   5.3 Option Vesting.

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Director or a Consultant vests in the Holder shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee (or the Board, in the case of Options granted to Independent Directors) otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee, Director or Consultant vests.

     (b) No portion of an Option granted to an Employee, Director or Consultant which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board, in the case of Options granted to Independent Directors) either in the Award Agreement or by action of the Committee (or the Board, in the case of Options granted to Independent Directors) following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the
  Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

   5.4 Additional Terms of Options Granted to Independent Directors.

   The Board may provide in the terms of an Option granted to an Independent Director that the Option shall become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to Directors. In addition, each Option granted to an Independent Director shall vest and become automatically exercisable immediately prior to the effective date of the Change in Control without any further action by the Independent Director.

   5.5 Substitute Awards.

   Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

     (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

     (b) the aggregate exercise price thereof; does not exceed the excess of;

     (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

     (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.
                              EXERCISE OF OPTIONS

   6.1 Partial Exercise.

   An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

   6.2 Manner of Exercise.

   All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (a) written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

     (b) Such representations and documents as the Administrator, in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its sole and absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c) In the event that the Option shall be exercised pursuant to Section
  11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its sole and absolute discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv) and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

   6.3 Conditions to Issuance of Stock Certificates.

   The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole and absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole and absolute discretion, determine to be necessary or advisable;


     (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

   6.4 Rights as Stockholders.

   Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

   6.5 Ownership and Transfer Restrictions.

   The Administrator, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

   6.6 Limitations on Exercise of Options Granted to Independent Directors.

   No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

     (a) The expiration of twelve (12) months from the date of the Holder's death;

     (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

     (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

     (d) The expiration of ten (10) years from the date the Option was granted.

   6.7 Additional Limitations on Exercise of Options.

   Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                 ARTICLE VII.
                           AWARD OF RESTRICTED STOCK

   7.1 Eligibility.

   Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

   7.2 Award of Restricted Stock

     (a) The Committee may from time to time, in its sole and absolute discretion:

       (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

       (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

   7.3 Rights as Stockholders.

   Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

   7.4 Restriction.

   All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

   7.5 Repurchase of Restricted Stock.

   The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

   7.6 Escrow.

   The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

   7.7 Legend.

   In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

   7.8 Section 83(b) Election.

   If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                 ARTICLE VIII.
           PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,
                                STOCK PAYMENTS

   8.1 Eligibility.

   Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

   8.2 Performance Awards.

   Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

   8.3 Dividend Equivalents.

     (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

     (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

   8.4 Stock Payments.

   Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

   8.5 Deferred Stock.

   Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

   8.6 Term.

   The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its sole and absolute discretion.

   8.7 Exercise or Purchase Price.

   The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

   8.8 Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship.

   A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of

Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to
Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

   8.9 Form of Payment.

   Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of
Section 6.3.

                                  ARTICLE IX.
                           STOCK APPRECIATION RIGHTS

   9.1 Grant of Stock Appreciation Rights.

   A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

   9.2 Coupled Stock Appreciation Rights.

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

   9.3 Independent Stock Appreciation Rights.

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

   9.4 Payment and Limitations on Exercise.

     (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

     (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                  ARTICLE X.
                                ADMINISTRATION

   10.1 Compensation Committee.

   The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

   10.2 Duties and Powers of Committee.

   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422 of the Code. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole and absolute discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

   10.3 Majority Rule; Unanimous Written Consent.

   The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

   10.4 Compensation; Professional Assistance; Good Faith Actions.

   Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

   10.5 Delegation of Authority to Grant Awards.

   The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE XI.
                           MISCELLANEOUS PROVISIONS

   11.1 Not Transferable.

   No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

   During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

   11.2 Amendment, Suspension or Termination of the Plan.

   Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the

Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.

   11.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 11.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole and absolute discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

       (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

       (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

       (iii) grant or exercise price with respect to any Award.

     (b) Subject to Section 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

       (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole and absolute discretion;

       (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

       (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
    Section 5.3 or 5.4 or the provisions of such Award;

       (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

       (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

       (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section
    7.5 or forfeiture under Section 7.4 after such event.

     (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this
  Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

     (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

   11.4 Approval of Plan by Stockholders.

   The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock

Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

   11.5 Tax Withholding.

   The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

   11.6 Loans.

   The Committee may, in its sole and absolute discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

   11.7 Forfeiture Provisions.

   Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

   11.8 Effect of Plan Upon Options and Compensation Plans.

   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

   11.9 Compliance with Laws.

   The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

   11.10 Titles.

   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

   11.11 Governing Law.

   The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                     * * *

                              [OUTSIDE BACK COVER]
                       [LOGO OF drkoop.com APPEARS HERE]

-------------------------------------------------------------------------------

 PREFERRED STOCK                                                    PROXY CARD



                                DRKOOP.COM, INC.

        BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        AT 9:00 A.M., DECEMBER 13, 2000
                                FAIRMONT MIRAMAR
                             101 WILSHIRE BOULEVARD
                         SANTA MONICA, CALIFORNIA 90401

   The undersigned stockholder of drkoop.com, Inc. hereby revokes any proxy or proxies previously granted and appoints Richard M. Rosenblatt, Edward A. Cespedes and Stephen Plutsky, or any of them, as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment or postponement thereof. This proxy is solicited on behalf of the board of directors and will be voted in accordance with the specifications made on the reverse side. If a choice is not indicated with respect to Item (1) this proxy will be voted "for" each of the nominees listed. If a choice is not indicated with respect to Items (2),
(3) or (4) this proxy will be voted "for" such items. The proxies are authorized to use their best judgment with respect to any other business that may properly come before the meeting. This proxy is revocable at any time before it is exercised.

                         (To Be Signed on Reverse Side)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     Please mark your
 [X] votes as in this
     example.


                 FOR all nominees             WITHHOLD
                  listed below               AUTHORITY
                   (except as              to vote for all
                    provided                   nominees
1. Election          to the                     below
   Directors     contrary below)
                      [_]                       [_]
Nominees: George A.
          Vandeman
          Scott J. Hyten
          Edward A.
          Cespedes

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.)

----------------------------------------------------------------


2. To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 500,000,000 shares.

                          FOR  AGAINST   ABSTAIN
                          [_]    [_]      [_]


3. To approve an amendment to our 1999 Equity Participation Plan to increase the number of shares of common stock that may be issued under the plan from 3,750,000 shares to 5,250,000 shares.

                          FOR  AGAINST   ABSTAIN
                          [_]    [_]      [_]


4. To approve our 2000 Equity Participation Plan to allow for directors, employees and consultants to be granted options to acquire shares of common stock.

                          FOR  AGAINST   ABSTAIN
                          [_]    [_]      [_]



Receipt herewith of our annual report to stockholders and notice of meeting and proxy statement, dated November 20, 2000, is hereby acknowledged.

Please sign, date and mail today.


_____________________________________ Dated:______________, 2000
(Signature of Stockholder(s))


_____________________________________ Dated:______________, 2000
(Signature of Stockholder(s))


(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                     PROXY CARD


                               DRKOOP.COM, INC.

        BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        AT 9:00 A.M., DECEMBER 13, 2000
                               FAIRMONT MIRAMAR
                            101 WILSHIRE BOULEVARD
                        SANTA MONICA, CALIFORNIA 90401

   The undersigned stockholder of drkoop.com, Inc. hereby revokes any proxy or proxies previously granted and appoints Richard M. Rosenblatt, Edward A. Cespedes and Stephen Plutsky, or any of them, as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment or postponement thereof. This proxy is solicited on behalf of the board of directors and will be voted in accordance with the specifications made on the reverse side. If a choice is not indicated with respect to Item (1) this proxy will be voted "for" each of the nominees listed. If a choice is not indicated with respect to Items (2),
(3) or (4) this proxy will be voted "for" such items. The proxies are authorized to use their best judgment with respect to any other business that may properly come before the meeting. This proxy is revocable at any time before it is exercised.

                         (To Be Signed on Reverse Side)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Please mark your
[X]  votes as in this
     example.


                      FOR all nominees          WITHHOLD
                        listed below            AUTHORITY
                        (except as          to vote for all
1. Election             provided to the         nominees
   of Directors        contrary below)            below
                            [_]                   [_]
Nominees:
George A.
Vandeman
Scott J. Hyten
Edward A.
Cespedes


(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 500,000,000 shares.

                        FOR      AGAINST     ABSTAIN
                        [_]        [_]         [_]

3. To approve an amendment to our 1999 Equity Participation Plan to increase the number of shares of common stock that may be issued under the plan from 3,750,000 shares to 5,250,000 shares.

                        FOR      AGAINST     ABSTAIN
                        [_]        [_]         [_]

4. To approve our 2000 Equity Participation Plan to allow for directors, employees and consultants to be granted options to acquire shares of common stock.

                        FOR      AGAINST     ABSTAIN
                        [_]        [_]         [_]

Receipt herewith of our annual report to stockholders and notice of meeting and proxy statement, dated November 20, 2000, is hereby acknowledged.

Please sign, date and mail today.



_________________________________________ Dated: _______, 2000
   (Signature of Stockholder(s))


_________________________________________ Dated: _______, 2000
   (Signature of Stockholder(s))

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

-------------------------------------------------------------------------------